UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08747

Bexil Investment Trust
(Exact name of registrant as specified in charter)
 17 Old Drewsville Road, Walpole, NH 03608
(Address of principal executive offices) (Zip code)

InCorp Services, Inc.
360 Route 101, STE 13C
Bedford, NH 03110-5046
(Name and address of agent for service)

 Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/25 – 12/31/25

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Reports to Stockholders.

Item 1(a):

BEXIL INVESTMENT TRUST
Seeking Primarily High Current Income and Secondarily Capital Appreciation STOCK SYMBOL: BXSY
December 31, 2025
ANNUAL REPORT
SIGN UP FOR FUND UPDATES at BexilInvestmentTrust.com

TO OUR SHAREHOLDERS	(Unaudited)
December 31, 2025

Dear Fellow Shareholders:

It is a pleasure to welcome each of our new shareholders to Bexil Investment Trust (the “Fund”), and to submit this Annual Report. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities. These securities may include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic and Market Report

According to the minutes of the December 2025 Federal Open Market Committee (“FOMC”) meeting, the U.S. economy continued to grow at a moderate pace, with staff noting that “real gross domestic product had expanded moderately over this year,” even as overall momentum slowed compared with 2024. Inflation pressures had firmed, with both headline and core personal consumption expenditures inflation at 2.8%, and prices “somewhat higher than earlier in the year,” partly reflecting rising goods prices. At the same time, labor market conditions were easing, as the unemployment rate “ticked up to 4.4%” and payroll growth slowed, consistent with what staff described as a “gradual cooling in labor market conditions.”

In financial markets, the FOMC staff noted that “Treasury yields rose a little over the intermeeting period, on net, but remained within recent ranges,” while shorter term inflation compensation declined, reflecting lower energy prices and easing near term inflation concerns. Equity prices were volatile but largely unchanged overall, with markets reacting to economic data, policy communications, and developments related to artificial intelligence, particularly among large technology firms. Overall, financial market conditions continued to reflect expectations of a resilient U.S. economy and a gradual path toward policy easing.

The FOMC reiterated its commitment to its dual mandate of maximum employment and price stability, stating it “is strongly committed to supporting maximum employment and returning inflation to its 2% objective” as it adjusted policy to reflect elevated inflation and a gradually cooling labor market.

Recent indicators suggest that economic activity continued to expand at a moderate pace, labor market conditions showed signs of gradual cooling, and inflation remained somewhat elevated. The FOMC noted that “uncertainty about the economic outlook remains elevated,” reflecting ongoing crosscurrents between slowing growth and persistent price pressures. Accordingly, while overall conditions remain resilient, we believe investors should remain cautious and continue to expect periods of market volatility.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in the past year was to seek companies with growing operations showing superior returns on assets with moderate debt, generating free cash flow, and trading at reasonable valuations. Generally, the Fund sought to purchase and hold income generating equity securities of profitable, growing, and conservatively valued companies across a broad array of industries in seeking to achieve its primary investment objective of high current income and secondary objective of capital appreciation and sold investments that appeared to have appreciated to levels reflecting full or over-valuation.

For the year ended December 31, 2025, the Fund’s net investment loss, net realized gain on investments, and net increase in unrealized appreciation on investments were, respectively, $1,943,150, $11,273,690, and $56,287,310, which contributed materially to the Fund’s net asset value return of 29.72%, including the reinvestment of dividends and dilution occurring under the Fund’s dividend reinvestment plan (“DRIP”). Profitable sales in the period were made of, among others, shares of New Gold Inc. in the metal mining industry. Losses were taken on, among others, Crocs, Inc. in the rubber and miscellaneous plastics products industry. The Fund’s shares of Unit-edHealth Group Incorporated in the insurance carriers industry contributed to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation by its investment in Lam Research Corporation in the industrial and commercial machinery and computer equipment industry.

The Fund’s market return for 2025, including the reinvestment of dividends and distributions, was 32.28%. Generally, the Fund’s total return on a market value basis will be higher than the total return on a net asset value basis in periods when there is a decrease in the discount or an increase in the premium of the market value of the net asset value, from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 17.88%, which is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At December 31, 2025, the Fund’s portfolio included securities of over 20 different issuers, with the top ten securities amounting to approximately 62% of net assets. At that time, the Fund’s investments totaled approximately $298 million on net assets of approximately $306 million. As the Fund pursues its primary investment objective of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time.

1 Annual Report 2025	BEXIL INVESTMENT TRUST

TO OUR SHAREHOLDERS	(Unaudited) (concluded)
December 31, 2025

Quarterly Distributions

On December 1, 2025, the Fund declared a distribution of $0.25, its fourth quarterly distribution of the year ended December 31, 2025. The quarterly distribution reflects the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a material effect on the Fund’s investment strategy and did not result in a return of capital that reduced the Fund’s per share net asset value in 2025. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its net asset value per share and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy may be changed or discontinued without notice.

As of December 1, 2025, and based on the Fund’s results and estimates for the fourth quarter, the distribution of $0.25 per share would include approximately 0%, 100%, and 0% from net investment income, capital gains, and return of capital, respectively. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution. The amounts and sources of distributions reported are only estimates based on book basis earnings, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments. The Fund intends to send shareholders a Form 1099- DIV for the calendar year that will instruct how to report these distributions for federal income tax purposes.

On December 19, 2025, the Fund announced that it anticipates that its quarterly distribution amount will increase to $0.26 per share for each quarter of 2026. Distributions may be paid from net investment income, net realized capital gains, or return of capital, or a combination thereof. To the extent that the Fund has estimated that it has distributed more than such income and gains, the distribution may be a return of capital. A return of capital may occur, for example, when money invested in the Fund is paid back to shareholders. A return of capital distribution does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Additionally, a return of capital is not taxable; rather, it reduces the tax basis of a shareholder’s Fund shares, thereby increasing potential gain or reducing potential loss on the shareholder’s subsequent sale of those shares.

Dividend Reinvestment Plan

For those shareholders who are currently receiving the Fund’s quarterly distributions in cash but are interested in adding to their account through the Fund’s dividend reinvestment plan, we encourage you to review the plan set forth later in this document and contact the Fund’s transfer agent, who will be pleased to assist you with no obligation on your part. The Fund’s website, www.BexilInvestmentTrust.com, provides investors with investment information, news, and other material about the Fund. The website also has links to U.S. Securities and Exchange Commission filings, performance, tax, and daily net asset value reporting. You are invited to use this resource to learn more about the Fund.

Management’s Long Term Focus

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that at December 31, 2025, the Investment Manager, its affiliates, and trustees of the Fund own, in the aggregate, over 15% of the Fund’s outstanding shares pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas Winmill

President and Portfolio Manager

BEXIL INVESTMENT TRUST	Annual Report 2025 2

PORTFOLIO ANALYSIS	(Unaudited)
December 31, 2025

TOP TEN	December 31, 2025
SECURITY HOLDINGS
1 Steel Dynamics, Inc. (9%)

2 Alphabet Inc. Class A (7%)

3 AutoZone, Inc. (7%)

4 Interactive Brokers Group, Inc. Class A (6%)

5 Mueller Industries, Inc. (6%)

6 IAMGOLD Corp. (6%)

7 Williams-Sonoma, Inc. (6%)

8 LPL Financial Holdings Inc. (5%)

9 Lam Research Corp. (5%)

10 NMI Holdings, Inc. (5%)

Top ten security holdings and industries are shown with approximate percentages of net assets and are subject to change. Industry classifications are based on Standard Industrial Classification codes. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain a top ten security holding.

TOP TEN	December 31, 2025
INDUSTRIES
1 Insurance Carriers (16%)

2 Services - Computer Programming, Data Processing (15%)

3 Primary Metal (15%)

4 Security and Commodity Brokers, Dealers, Exchanges, and Services (12%)

5 Automotive Dealers and Gasoline Service Stations (7%)

6 Home Furniture, Furnishings, and Equipment Stores (6%)

7 Metal Mining (6%)

8 Industrial and Commercial Machinery and Computer Equipment (5%)

9 General Merchandise Stores (4%)

10 Equipment Rental and Leasing (4%)

SECURITY HOLDINGS

by Sector on December 31, 2025*

*

Source: Morningstar, Inc. Based on approximate percentages of net assets and may not add up to 100% due to leverage, cash or other assets, rounding, and other factors. Allocations of less than 1% in the aggregate are not shown. Allocations are subject to change.

3 Annual Report 2025	BEXIL INVESTMENT TRUST

PORTFOLIO ANALYSIS	(Unaudited)
December 31, 2025

HYPOTHETICAL $10,000 INVESTMENT This chart shows the value of a hypothetical $10,000 investment in the Fund at market price compared to the S&P 500 Index (“S&P 500”) over the past 10 years. Fund returns reflect reinvestment of dividend distributions at the price received in the Fund’s dividend reinvestment plan and do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the sale of shares. The S&P 500 is an unmanaged broad equity index and is fully invested in common stocks. You cannot invest directly in an index. The data presented represents past performance and cannot be used to predict future results.

Hypothetical $10,000 Investment

Average Annual Total Returns at December 31, 2025
	1-Year	5-Year	10-Year
BXSY Market Price	32.28%	15.70%	11.83%
S&P 500	17.88%	14.42%	14.82%

BEXIL INVESTMENT TRUST	Annual Report 2025 4

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SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2025
Financial Statements

Common Stocks (97.32%)	Shares	Value

Automotive Dealers and Gasoline Service Stations (6.70%)
AutoZone, Inc. (a)	6,050	$20,518,575

Building Construction General Contractors and Operative Builders (2.49%)
NVR, Inc. (a)	1,045	7,620,945

Equipment Rental and Leasing (3.83%)
United Rentals, Inc.	14,500	11,735,140

General Merchandise Stores (4.02%)
Dillard’s, Inc.	20,300	12,308,702

Health Services (3.83%)
HCA Healthcare, Inc.	25,100	11,718,186

Home Furniture, Furnishings, and Equipment Stores (5.60%)
Williams-Sonoma, Inc.	96,000	17,144,640

Industrial and Commercial Machinery and Computer Equipment (5.42%)
Lam Research Corporation	97,000	16,604,460

Insurance Carriers (16.32%)
Elevance Health, Inc.	9,600	3,365,280
Essent Group Ltd.	200,000	13,002,000
NMI Holdings, Inc. (a)	379,226	15,468,628
The Progressive Corporation	60,000	13,663,200
UnitedHealth Group Incorporated	13,500	4,456,485

		49,955,593

Metal Mining (5.60%)
IAMGOLD Corp. (a)	1,040,000	17,149,600

	Shares	Value

Oil and Gas Extraction (1.52%)
Matador Resources Company	110,000	$4,668,400

Primary Metal (14.91%)
Mueller Industries, Inc.	161,400	18,528,720
Steel Dynamics, Inc.	160,000	27,112,000

		45,640,720

Security and Commodity Brokers, Dealers, Exchanges, and Services (11.81%)
Interactive Brokers Group, Inc. Class A	304,000	19,550,240
LPL Financial Holdings Inc.	46,500	16,608,405

		36,158,645

Services - Computer Programming, Data Processing (15.27%)
Alphabet Inc. Class A	65,700	20,564,100
Clear Secure, Inc.	275,054	9,648,894
Donnelley Financial Solutions, Inc. (a)	191,023	8,918,864
NamSys Inc. (a)	12,000	12,637
PayPal Holdings, Inc.	130,000	7,589,400

		46,733,895

Total investments (Cost $157,837,966) (97.32%)		297,957,501

Cash and other assets net of liabilities (2.68%)		8,191,804

Net assets (100.00%)		$306,149,305

(a)	Non-income producing.

See notes to financial statements.

BEXIL INVESTMENT TRUST	Annual Report 2025 6

STATEMENT OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2025
Assets
Investments, at value (cost: $157,837,966)	$297,957,501
Cash	7,773,135
Receivables:
Dividends	720,310
Interest	21,467
Prepaid expenses and other assets	105,724

Total assets	306,578,137

Liabilities
Payables:
Investment management	251,212
Accrued expenses	124,939
Administrative services	37,055
Trustees	15,626

Total liabilities	428,832

Net Assets	$306,149,305

Net Asset Value Per Share
(applicable to 12,937,541 shares issued and outstanding)	$23.66

Net Assets Consist of
Paid in capital	$157,418,692
Distributable earnings	148,730,613

$306,149,305

See notes to financial statements.

7 Annual Report 2025	BEXIL INVESTMENT TRUST

STATEMENT OF OPERATIONS
Financial Statements

For the Year Ended December 31, 2025
Investment Income
Dividends (net of $23,651 foreign tax withholding)	$3,366,286
Interest	42,317

Total investment income	3,408,603

Expenses
Investment management	2,873,365
Interest and fees on credit agreement	1,490,932
Administrative services	325,385
Bookkeeping and pricing	169,970
Trustees	130,705
Insurance	94,985
Legal	85,777
Auditing	54,440
Shareholder communications	38,431
Custodian	33,069
Transfer agent	27,200
Dues	17,469
Subscriptions	10,025

Total expenses	5,351,753

Net investment loss	(1,943,150)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	11,331,114
Foreign currencies	(57,424)
Net increase in unrealized appreciation on investments	56,287,310

Net realized and unrealized gain	67,561,000

Net increase in net assets resulting from operations	$65,617,850

See notes to financial statements.

BEXIL INVESTMENT TRUST	Annual Report 2025 8

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income (loss)	$(1,943,150)	$95,276
Net realized gain	11,273,690	24,764,837
Net increase (decrease) in unrealized appreciation	56,287,310	(1,251,400)

Net increase in net assets resulting from operations	65,617,850	23,608,713

Distributions to Shareholders
Distributable earnings	(12,930,174)	(13,746,198)

Total distributions	(12,930,174)	(13,746,198)

Capital Share Transactions
Reinvestment of distributions to shareholders	158,243	1,351,607

Increase in net assets from capital share transactions	158,243	1,351,607

Total change in net assets	52,845,919	11,214,122

Net Assets
Beginning of period	253,303,386	242,089,264

End of period	$306,149,305	$253,303,386

See notes to financial statements.

9 Annual Report 2025	BEXIL INVESTMENT TRUST

STATEMENT OF CASH FLOWS
Financial Statements

Year Ended December 31, 2025
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$65,617,850
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation on investments	(56,287,310)
Net realized gain on sales of investments	(11,273,690)
Purchase of long term investments	(111,449,857)
Proceeds from sales of long term investments and litigation gains	142,271,220
Net purchases of short term investments	(57,424)
Increase in dividends receivable	(111,825)
Increase in interest receivable	(21,459)
Increase in prepaid expenses and other assets	(7,490)
Increase in accrued expenses	35,123
Increase in investment management fee payable	35,545
Increase in administrative services payable	2,010
Increase in trustee expenses payable	2,041

Net cash provided by operating activities	28,754,734

Cash Flows from Financing Activities
Credit agreement repayment, net	(8,739,500)
Cash distributions paid to shareholders	(12,771,931)

Net cash used in financing activities	(21,511,431)

Net change in cash	7,243,303

Cash
Beginning of period	529,832

End of period	$7,773,135

Supplemental disclosure of cash flow information:
Cash paid for interest on credit agreement	$1,381,113
Non-cash financing activities not included herein consisted of:
Reinvestment of dividend distributions	$158,243

See notes to financial statements.

BEXIL INVESTMENT TRUST	Annual Report 2025 10

NOTES TO FINANCIAL STATEMENTS	December 31, 2025
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Bexil Investment Trust (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Company Act”), is a diversified, closed end management investment company whose shares are quoted over the counter under the stock symbol BXSY. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund retains Bexil Advisers LLC as its investment manager (the “Investment Manager”).

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”).

Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Trustees (“Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Company Act, the Board currently has chosen to designate the performance of fair value determinations to a valuation des-ignee, the Investment Manager, subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Fund’s custodian.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

11 Annual Report 2025	BEXIL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
Financial Statements

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from each REIT using published reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are determined by each REIT only after its fiscal year end, and may differ from the estimated amounts.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety. Expenses deemed to have been incurred by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with the Fund’s distribution policies and income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2022-2024) or expected to be taken in the Fund’s 2025 tax returns.

The Fund may be subject to foreign taxation related to certain securities held by the Fund, income received, capital gains on the sale of securities, and currency transactions. Foreign taxes, if any, are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund adopted the Financial Accounting Standards Board Accounting Standards Update 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures during the period ended December 31, 2025. Adoption of the new standard did not materially impact the Fund’s financial statement disclosures, financial position, or results of operations.

Operating Segments – The Fund operates and is managed as a single reportable segment with the primary investment objective to seek high current income and secondarily capital appreciation. The chief operating decision maker (“CODM”) of the Fund is the President and Portfolio Manager. The financial information in the form of the Fund’s portfolio composition, total returns, changes in net assets and expense ratios, which are used by the CODM to assess the Fund’s performance and to make operational decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statement of operations.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets, which may include undistributed realized gains. “Managed Assets” means the average weekly value of the Fund’s total assets, minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

BEXIL INVESTMENT TRUST	Annual Report 2025 12

NOTES TO FINANCIAL STATEMENTS
Financial Statements

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2025, the Fund’s reimbursements of such costs were $325,385, of which $173,945 and $151,440 was for compliance and accounting services, respectively. Certain officers and trustees of the Fund are officers and managers of the Investment Manager. The Investment Manager, its affiliates, and certain trustees of the Fund own, in the aggregate, over 15% of the Fund’s outstanding shares pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Board.

Each Fund trustee who is not an employee of the Investment Manager or its affiliates is compensated by the Fund. These trustees receive fees for service as a trustee from the Fund and the other funds of which they are a director or trustee and for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to such funds which the Investment Manager or its affiliates serve as investment manager based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety.

The Fund leased storage from an affiliate at a cost of $238 for the year ended December 31, 2025.

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid by the Fund for the years ended December 31, 2025 and 2024, are comprised of the following:

Tax characteristics of distributions:	2025	2024

Ordinary income	$-	$2,107,765

Capital gains	12,930,174	11,638,433

Total distribution	$12,930,174	$13,746,198

As of December 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed realized gain	$8,611,078

Unrealized appreciation	140,119,535

$148,730,613

Federal income tax regulations permit post-October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year. As of December 31, 2025, the Fund had a post-October deferred currency loss of $45,987.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or NAV per share. These differences, which may result in distribution reclassifications, are primarily due to differences in partnership income, recharacterization of capital gain income, and timing of distributions. As of December 31, 2025, the Fund recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

Distributable Earnings	Paid in Capital

$80	$(80)

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

● Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

● Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different

13 Annual Report 2025	BEXIL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
Financial Statements

levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total

Investments, at value

Common stocks	$297,957,501	$-	$-	$297,957,501

Total Investments, at value	$297,957,501	$-	$-	$297,957,501

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $111,449,857 and $142,193,469, respectively, for the year ended December 31, 2025. As of December 31, 2025, for federal income tax purposes, the aggregate cost of securities was $157,837,966 and net unrealized appreciation was $140,119,535, comprised of gross unrealized appreciation of $144,927,083 and gross unrealized depreciation of $4,807,548.

6. CREDIT AGREEMENT The Fund entered into a revolving credit agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), the Fund’s custodian, under which HNB may make loans to the Fund in such amounts as the Fund may request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $70,000,000 or (ii) 30% of the Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. The Fund pledges its securities and other assets as collateral to secure its obligations under the Cred-

it Agreement and retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the Term Secured Overnight Financing Rate (SOFR) plus 1.28%. An unused fee is charged equal to 0.10% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Fund was charged origination fees and expenses of $92,523 upon the annual renewal of the Credit Agreement and such cost is amortized ratably through June 10, 2026, the maturity date of the Credit Agreement.

There was no outstanding loan balance under the Credit Agreement as of December 31, 2025. The weighted average interest rate and average daily amount outstanding under the Credit Agreement for the year ended December 31, 2025 were

5.66% and $24,407,046, respectively. The maximum amount outstanding during the year ended December 31, 2025 was $44,647,700.

BEXIL INVESTMENT TRUST	Annual Report 2025 14

NOTES TO FINANCIAL STATEMENTS
Financial Statements

7. SHARE TRANSACTIONS The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. As of December 31, 2025, there were 12,937,541 shares outstanding. Share transactions for the following periods were:

Reinvestment of Distributions	Shares	Value

Year Ended December 31, 2025	11,357	$158,243

Year Ended December 31, 2024	106,826	$1,351,607

8. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Company Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board. The Fund did not repurchase any of its shares during the years ended Decem-ber 31, 2025 and 2024, respectively.

9. COMMITMENTS AND CONTINGENCIES To the maximum extent permitted by the Delaware Statutory Trust Act, as amended from time to time, and to the extent applicable, the Company Act, the Fund indemnifies its officers, trustees, and employees from certain liabilities that might arise from the performance of their duties for the Fund and, without requiring a preliminary determination of the ultimate entitlement to indemnification, may pay or reimburse reasonable expenses of the foregoing in advance of final disposition of a proceeding, in accordance with the terms of its governing documents and agreements. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications and/or limitations of liability with respect to, among others, the Investment Manager in accordance with the Fund’s investment management agreement.

The foregoing is not an exhaustive list of the Fund’s indemnification and other contingent obligations and is subject to the Fund’s governing documents, contracts, and other arrangements. The Fund maintains directors and officers/errors and omissions liability insurance which may limit the Fund’s exposure and may enable it to recover a portion of any future amounts paid in accordance with, and subject to the limits of, the policy. Notwithstanding the foregoing, the potential future payments the Fund could be required to make with respect to its indemnification and other contingent obligations is unlimited.

10. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

15 Annual Report 2025	BEXIL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
Financial Statements

	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance (1)
Net asset value, beginning of period	$19.60	$18.88	$16.56	$20.25	$16.16

Income from investment operations:
Net investment income (loss)	(0.15)	0.01	0.07	0.21	0.14
Net realized and unrealized gain (loss) on investments	5.22	1.84	3.28	(2.87)	5.31

Total income (loss) from investment operations	5.07	1.85	3.35	(2.66)	5.45

Less distributions:
Net investment income	-	(0.16)	(0.06)	(0.20)	(0.29)
Capital gains	(1.00)	(0.91)	(0.94)	(0.75)	(0.98)
Return of capital	-	-	-	(0.05)	(0.05)

Total distributions	(1.00)	(1.07)	(1.00)	(1.00)	(1.32)

Fund share transactions
Effect of reinvestment of distributions	(0.01)	(0.06)	(0.03)	(0.03)	(0.04)

Total Fund share transactions	(0.01)	(0.06)	(0.03)	(0.03)	(0.04)

Net asset value, end of period	$23.66	$19.60	$18.88	$16.56	$20.25

Market value, end of period	$15.30	$12.43	$12.17	$11.09	$14.56

Total Return (2)

Based on net asset value	29.72%	12.86%	24.51%	(10.95)%	37.52%
Based on market price	32.28%	11.03%	19.85%	(17.06)%	42.04%

Ratios/Supplemental Data (3)
Net assets, end of period (000s omitted)	$306,149	$253,303	$242,089	$211,012	$256,344
Ratios to average net assets of:
Total expenses (4) (5)	1.93%	1.61%	2.13%	1.98%	1.79%
Net expenses (6)	1.93%	1.61%	2.13%	1.77%	1.79%
Net investment income (loss)	(0.70% )	0.04%	0.41%	1.18%	0.71%
Portfolio turnover rate	37%	37%	26%	42%	37%
Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$ -	$8,739	$24,663	$37,100	$50,531
Asset coverage per $1,000 (7)	$ -	$29,984	$10,816	$6,688	$6,073
Average commission rate paid	$ 0.0128	$0.0119	$0.0102	$0.0119	$0.0115

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)

Total if any, return are assumed on a market for purposes value basis of this is calculated calculation assuming to be reinvested a purchase at prices of shares obtained on the under opening the Fund’s of the first Dividend day and Reinvestment a sale on the Plan closing . Generally, of the total last day return of on each a net period asset reported value basis . Dividends will be and higher distributions, than total versely, return on total a market return value on a net basis asset in periods value basis where will there be lower is an than increase total in return the discount on a market or a value decrease basis in in the periods premium where of the there market is a decrease value to the in the net discount asset value or an from increase the beginning in the premium to the end of the of such market periods value. to Con the- net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(3)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.

(4)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(5)

The 2022, ratio and of 2021, net expenses respectively excluding . interest expense and fees incurred from the use of leverage to average net assets was 1.39%, 1.32%, 1.40%, 1.30%, and 1.63% for the years ended December 31, 2025, 2024, 2023,

(6)	“Net expenses” are the expenses of the Fund presented in the Statement of Operations after expense reductions.

(7)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the Credit Agreement is considered a senior security representing indebtedness.

See notes to financial statements.

BEXIL INVESTMENT TRUST	Annual Report 2025 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Additional Information

To the Shareholders and Board of Trustees of

Bexil Investment Trust

Walpole, New Hampshire

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Bexil Investment Trust (the “Fund”), including the schedule of investments, as of December 31, 2025, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2026

71 Annual Report 2025	BEXIL INVESTMENT TRUST

TRUSTEES	(Unaudited)
Additional Information

The following table sets forth certain information concerning the trustees currently serving on the Board of Trustees of the Fund.

INDEPENDENT TRUSTEES (1)
Name, Address (2), and Date of Birth	Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) For the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee During the Past Five Years (4)

Roger Atkinson January 25, 1961	Trustee	2018	Since 2007, Mr. Atkinson has served as a manager with Cell- Mark Inc., a pulp and paper trading company. His responsibilities include directing trading activity, acquisitions, and risk management.	4	None

Peter Werner August 16, 1959	Trustee	2011	Retired. Previously Mr. Werner taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. He also pre- viously held the position of Vice President in the Fixed Income De- partments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None

Jon Tomasson September 20, 1958	Trustee	2017

Mr. Tomasson serves as Chief Executive Officer of Vinland Capital Investments, LLC (since 2002), a real estate investment company that he founded, and Chief Investment Officer of NRE Capital Partners LLC (since 2019), a private real estate lending company. Prior to starting Vinland, Mr. Tomasson was a principal with Cardinal Capital Partners, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.

				4	None

INTERESTED TRUSTEES

Thomas Winmill (5) June 25, 1959	Trustee; Chairman, President, Chief Executive Officer, Chief Legal Officer	2011

Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Midas Management Corporation, registered investment advisers (collectively, the “Advisers”), Midas Securities Group, Inc., a registered broker-dealer (the “Broker-Dealer”), Bexil Corporation, a holding company (“Bexil”), and Winmill & Co. Incorporated, a holding company (“Winco”). He is a Director of Bexil American Mortgage Inc. and a trustee of the Winmill Family Trust (“WFT”). He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is the portfolio manager of the Fund, Foxby Corp., Midas Discovery, and Midas Special Opportunities. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

				4	Global Self Storage, Inc. (1997-2025)

William Winmill (5) December 29, 1991	Trustee	2024	Mr. Winmill is an investor at Chester Holdings, LLC, a family investment office in Greenwich, CT, (since 2021) - Present. He has served as a director of Winco, Bexil, and a trustee of WFT since 2021. Previously, he served as Vice president and in other capacities at Winco, Bexil, the Fund Complex, and affiliates from 2014 - 2019. He graduated from Columbia University Graduate School of Business in 2021.	1	None

(1) Refers to trustees who are not “interested persons” of the Fund as defined under the Company Act. (2) Unless otherwise noted, the address of record of the trustees is P.O. Box 4, Walpole, NH 03608. (3) The “Fund Complex” is comprised of the Fund, Foxby Corp., and Midas Series Trust (with two series) which are managed by the Investment Manager or its affiliates. (4) Refers to directorships and trusteeships held by a trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Company Act, excluding those within the Fund Complex. (5) Thomas Winmill is an “interested person” (as defined in the Act) of the Fund due to his affiliation with the Investment Manager. William Winmill is Thomas Winmill’s son and because of this familial relationship, William Winmill is also an “interested person” of the Fund.

Messrs. Atkinson, Tomasson, and Werner also serve on the Audit, Governance, and Nominating Committees of the Board. Mr. Thomas Winmill also serves on the Executive Committee of the Board. All current trustees serve on the Continuing Trustees Committee of the Board. In 2011, the Fund’s name changed from Chartwell Dividend and Income Fund, Inc. to Dividend and Income Fund, Inc. (and then it was subsequently changed again recently to Bexil Investment Trust). In addition, prior to 2011, the Fund’s investment adviser was Chartwell Investment Partners, L.P.

BEXIL INVESTMENT TRUST	Annual Report 2025 20

OFFICERS	(Unaudited)
Additional Information

The executive officers, other than those who serve as trustees, and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS

Name, Address (1), and Date of Birth	Position(s) Held with the Fund	Officer Since (2)	Principal Occupation(s) for the Past Five Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, Secretary, and General Counsel	2014

Chief Compliance Officer, Secretary, and General Counsel of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of Global Self Storage, Inc., a self storage REIT (“SELF”) and Tuxis Corporation, a real estate company (“Tuxis”). He is Assistant Chief Compliance Officer, Assistant Secretary, and Co-General Counsel of Winco. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute.

Heidi Keating March 28, 1959	Vice President	2011	Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.

Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	2017

Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF and Tuxis. He is Chief Compliance Officer, Secretary, and Co-Gen- eral Counsel of Winco. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previ- ously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President	2011

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Louis Soulios July 24, 1981	Vice President, Finance	2022	Vice President, Finance, of the investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

(1) duly Unless elected otherwise and qualifies noted, . Officers the address are generally of record elected of the annually officers . The is P officers .O. Box were 4, Walpole, last elected NH on 03608 December . (2) Officers 18, 2025 hold . their positions with the Fund until a successor has been

19 Annual Report 2025	BEXIL INVESTMENT TRUST

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities. These securities may include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts (“REITs”), depositary receipts, and other equity related securities (“Income Generating Equity Securities”). There can be no assurance that the Fund will achieve its objectives.

The fixed income securities (“Debt Securities”) in which the Fund may invest include high yield, high risk securities which are rated below investment grade, including the lowest rating categories, or are unrated but are determined by the Investment Manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities. Securities rated below investment grade are those rated below “Baa” by Moody’s or below “BBB” by S&P. The Fund normally will not invest more than 50% of its total assets in below investment grade Debt Securities, commonly known as junk bonds. Certain Income Generating Equity Securities in which the Fund may invest, including convertible securities and preferred stocks, may also be rated below investment grade and generally will have characteristics similar to those of lower rated Debt Securities. The Fund will not, however, normally invest in convertible securities rated below “C” by Moody’s or “CC” by S&P. Such investments are in addition to investments in below investment grade Debt Securities.

The Fund is permitted to invest in shares of registered investment companies, including money market fund shares, to the extent permitted by the Company Act. Investment company shares held by the Fund may be deemed by the Investment Manager to be Income Generating Equity Securities, Debt Securities (such as money market fund shares), or otherwise, depending on the income generation, objectives, policies, holdings, or similar criteria of the investment company. In accordance with the Company Act, the Fund normally will be limited in the amount the Fund and its affiliates can invest in any one investment company to 3% of the investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in such investment company than if it were not subject to this restriction. To comply with provisions of the Company Act, on any matter upon which the Fund is solicited to vote as a shareholder in an investment company in which it invests, the Investment Manager normally seeks to vote such shares in the same general proportion as shares held by other shareholders of that investment company. The Fund does not invest in any investment companies managed by the Investment Manager or its affiliates. Investment companies typically incur advisory fees and other expenses. The Fund, as a shareholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund’s direct fees and expenses.

In seeking to enhance returns, the Fund may employ leverage to the extent permitted under the Company Act. The Fund may also buy and sell put and call options. The Fund may trade securities actively in pursuit of its investment objectives. The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

The Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Fund share offerings, or at other times when suitable investments are not otherwise available. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.

Investment Strategy

When allocating the Fund’s assets between Income Generating Equity Securities and Debt Securities, the Investment Manager focuses on the Fund’s objective of high current income, with capital appreciation as a secondary objective, and accordingly seeks to evaluate relative yields and potential for capital appreciation, as well as associated risks, on macroeconomic levels, by sector, and by specific security.

When selecting Income Generating Equity Securities for the Fund, the Investment Manager will normally emphasize primarily those offering high current income and secondarily potential for capital appreciation. In evaluating investments, the Investment Manager will typically apply fundamental investment analysis, which may consider yield, financial strength, profitability, growth potential, and risks, in view of market valuation and relative strength, as well as other considerations, such as market, sector, or industry diversification, to select the Fund’s specific portfolio securities. Except for securities issued or guaranteed by the U.S. government

BEXIL INVESTMENT TRUST	Annual Report 2025 20

POLICIES AND UPDATES	(Unaudited)
Additional Information

or other issuers not considered to be members of any industry, at the time a transaction is effected the Fund will not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry.

When selecting Debt Securities for the Fund, the Investment Manager will seek investments that offer a high level of current income consistent with reasonable risk in light of the nature of the investments. Debt Securities under consideration for the Fund’s portfolio normally will be analyzed by the Investment Manager based on fundamental factors, including yield, financial and operating strength, and risk, and other considerations, including marketability, relative value characteristics, and general credit trends. The Fund will generally invest in such securities presenting, in the Investment Manager’s opinion, the potential for investment returns consistent with the Fund’s investment objectives.

The Investment Manager generally considers a variety of factors when determining whether to sell a security in the Fund’s portfolio and may sell a security at any time in its discretion. An investment is typically sold when its potential to meet the Fund’s investment objectives is deemed by the Investment Manager to be limited or exceeded by another potential investment or when it no longer appears to meet the Fund’s investment objectives.

The following is additional information about the securities in which the Fund may invest and the investment techniques the Fund may use.

Income Generating Equity Securities. Equity securities include common stocks, preferred stocks, and convertible securities. Inasmuch as the Fund’s primary investment objective is to seek high current income and capital appreciation is a secondary objective, when selecting equity securities for investment, the Investment Manager typically will focus primarily on a security’s income paying capacity, and secondarily on its potential for capital appreciation. The Fund may hold or have exposure to equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. The equity securities in which the Investment Manager expects to invest on behalf of the Fund consist primarily of common stocks and preferred stocks.

Common Stock. Common stock represents an equity ownership interest in a corporation, typically providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common shareholders have rights to a company’s remaining assets after bond holders, other debt holders, and preferred shareholders have been paid in full. Typically, common shareholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportionate to the number of shares owned). Common shareholders also normally receive voting rights regarding other company matters, such as mergers and other extraordinary matters.

Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock. Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects or to fluctuations in the equity markets. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests.

Debt Securities. A debt security represents money borrowed that must be repaid. Debt securities include bonds, bills, notes, debentures, commercial paper, and other debt obligations. Unlike common and preferred stock, a debt security does not represent an equity interest in the issuer. However, a debt security has a priority of claim over common shareholders if the issuer is liquidated. The Fund may invest in a wide variety of Debt Securities, although the Investment Manager anticipates, under normal market conditions, the Debt Securities in which the Fund invests will be primarily corporate bonds and U.S. government securities.

Corporate Bonds. Corporate bonds are debt obligations issued by U.S. and foreign corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured corporate debt includes, but is not limited to, real

21 Annual Report 2025	BEXIL INVESTMENT TRUST

POLICIES AND UPDATES	(Unaudited)
Additional Information

property, machinery, equipment, accounts receivable, stocks, bonds, or notes. If a corporate bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred shareholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, or have payment-in-kind features. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes, and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Included among the obligations issued by agencies and instrumentalities and government sponsored enterprises of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”), instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and instruments that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) bonds). Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities.

Below Investment Grade Securities. Below investment grade securities are securities rated below investment grade quality (lower than Baa by Moody’s or lower than BBB by S&P or comparably rated by another rating agency or the Investment Manager). Below investment grade securities are commonly referred to as

“junk bonds.” Such securities are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings. Subsequent to its purchase by the Fund, an issue of rated securities may cease to be rated or its rating may be reduced below its rating when purchased by the Fund. Neither event will require sale of such securities by the Fund, although the Investment Manager may consider such event in its determination of whether the Fund should continue to hold the securities.

The ratings of Moody’s, S&P, and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.

Investment Grade Securities. Investment grade debt securities are securities of medium to high quality that are rated Baa or higher by Moody’s, BBB or higher by S&P, or comparably rated by another rating agency or, if unrated, are deemed by the Investment Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including closed end funds, open end funds, exchange-traded funds (“ETFs”), business development companies (“BDCs”), and unit investment trusts, to the extent permitted by the Company Act. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

The Fund may lose money by investing in securities of other investment companies, including money market mutual funds. Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and short-term corporate debt instruments. An investment in a money market mutual

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fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of a money market mutual fund may be affected by changes in interest rates, credit ratings of the investments, and recent changes in Securities and Exchange Commission (“SEC”) rules governing money market funds. If a significant amount of the Fund’s assets are invested in money market mutual funds, it may be more difficult for the Fund to achieve its investment objective.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund. To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Closed end funds, ETFs, and BDCs differ from open end funds in that they do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange. In comparison to open end funds, closed end funds, ETFs, and BDCs have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. Shares of closed end funds frequently trade at a discount from their net asset value “(NAV”). An investment in the shares of a closed end fund may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities. BDCs are vehicles whose principal business is to invest in, lend capital to, or provide services to privately held companies.

Exchange-Traded Funds. The Fund may invest in ETFs. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities. Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index that they seek to track, although some are actively managed. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

An investment in an ETF involves risks similar to investing directly in the component securities of the ETF, including the risk that the value of the component securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index.

Typically, ETFs bear their own operational expenses, reducing its NAV and dividends potentially payable to investors. To the extent that the Fund invests in ETFs, the Fund’s shareholders will indirectly bear a pro rata share of the ETF’s expenses in addition to the expenses associated with an investment in the Fund. Typically, ETFs are investment companies. However, the term is used in the industry in a broad way to include securities issued by entities that are not investment companies. To the extent an ETF is an investment company, the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.

Business Development Companies. BDCs are a type of closed end company regulated under the Company Act, which typically invest in and lend to small and medium-sized private companies that may lack access to public equity markets for capital raising. Under the Company Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. In addition, BDCs are required to make available significant managerial assistance to the issuers of such securities.

Real Estate Investment Trusts. The Fund may invest in REITS, which pool investors’ capital to purchase or finance real estate. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to

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shareholders provided they comply with the applicable requirements of the Code.

Foreign Securities. The Fund may invest in debt and equity securities of corporate, governmental, and supra-national issuers located outside the United States, including issuers in developed and emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks, and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.

Depositary Receipts. The Fund may make foreign investments through the purchase and sale of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the underlying shares they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by foreign issuers. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information about the issuer of the security and the market value of an unsponsored ADR. Investments in depositary receipts also involve risks similar to those accompanying direct investments in foreign securities.

Securities Lending Transactions. The Fund may lend portfolio securities or other assets for a fee or other benefit to brokers, dealers, and other financial institutions, including in accordance with and subject to the terms of the Fund’s credit agreement. By lending its portfolio securities, the Fund may attempt to increase its income through the receipt of a fee or other benefit based on the value of the securities loaned. During the course of the loan, the Fund continues to receive the equivalent of the interest, dividends, or other distributions paid by the issuer of the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and also may have the opportunity to earn a fee or other benefit on the amount of the loan and on the loaned securities’ collateral. The Fund would have the right to call the loan and obtain the securities loaned normally at any time. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Investment Manager’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. The loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank letters of credit, other acceptable collateral, or any combination thereof, at all times equal to at least the market value of the assets loaned. Including such collateral as part of the Fund’s total assets, the securities on loan normally will not exceed one-third of its total assets. In connection with its securities lending transactions, the Fund may return to the borrower or pay a third party which is acting as a “placing broker,” some or all of the income earned from the investment of collateral received for securities loaned. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (i) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (ii) possible subnormal levels of income and lack of access to income during this period, and (iii) expenses of enforcing its rights. The Fund may also experience losses as a result of the diminution in value of its cash collateral investments. Any loan made by the Fund will typically provide that it may be terminated by either party upon reasonable notice to the other party.

Future Developments. From time to time, the Fund may also invest in certain Income Generating Equity Securities, Debt Secu-

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rities, or other investment assets that have features other than those that are typical for such investments and which have in the past been offered or may be offered in the future. In the past, for example, securities have been issued to replicate the performance of a certain component or components of a particular security or combination of securities and/or to hedge or reduce the risks associated with certain securities or market trends. The Fund may invest in these investments if the Investment Manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these investments may be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these investments may present other risks, such as high price volatility. The unavailability of such innovative investments may adversely affect the Fund’s ability to achieve its investment objectives.

Temporary Investments. The Fund may make temporary investments for defensive purposes that are inconsistent with the Fund’s principal investment strategies in response to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Fund share offerings, or at other times when suitable investments are not otherwise available. In addition to money market funds, money market instruments, and cash, the Fund is permitted to temporarily invest without limit in: (i) debt securities issued by the U.S. government, its agencies or instrumentalities; (ii) commercial paper; (iii) certificates of deposit or bankers’ acceptances; and (iv) repurchase agreements with respect to any of the foregoing investments. It is impossible to predict if, or for how long, the Fund will use any of such temporary defensive strategies.

Leverage

The Fund may borrow for leverage to the maximum extent permitted under the Company Act. The Fund may obtain leverage through indebtedness (including through the use of reverse repurchase agreements, firm commitment agreements, standby commitment agreements, short sales, written options, futures, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps and other derivative transactions, loans of portfolio securities, and when-issued, delayed delivery, and forward commitment transactions), the issuance of short-term debt securities, or the issuance of shares of preferred stock (collectively, “Senior Securities”). The Company Act generally prohibits the Fund from engaging in most forms of leverage other than preferred shares, unless immediately after the borrowing, the Fund has satisfied the asset coverage test with respect to Senior Securities representing indebtedness prescribed by the Company Act – that is, the value of the Fund’s total assets less liabilities (other than the leverage and other Senior Securities) is at least 300% of the principal amount of such leverage and other Senior Securities (i.e., effectively limiting the use of such leverage and other Senior Securities representing indebtedness to 33 1/3 % of the Fund’s total assets, including assets attributable to the leverage and other Senior Securities). The Fund may (but is not required to) cover its commitments under derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions (e.g., the Fund may offset its contractual obligation to deliver a security by purchasing a second contract pursuant to which the Fund will obtain the same or a substantially similar security on the same date) or by owning positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the Company Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than preferred shares) used by the Fund.

Under the Company Act, the Fund is not permitted to issue new preferred shares unless immediately after such issuance, the value of the Fund’s total assets is at least 200% of the liquidation value of outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any Senior Securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of Senior Securities representing indebtedness may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets satisfies the above-referenced 200% coverage requirement.

The net proceeds of the offering of any Senior Securities will be invested in accordance with the Fund’s investment objectives and policies. The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Manager’s market outlook, where the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

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The Fund has used investment leverage in the past and is currently using leverage; however, there can be no assurance that the Fund will continue to engage in any leveraging techniques. The Fund may enter into transactions that may give rise to other forms of leverage including, among others, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions. These other forms of leverage are not included in the Fund’s fundamental investment restrictions discussed above. Although it has no current intention to do so, the Fund may also determine to issue preferred shares to add leverage to its portfolio.

Other Investment Practices

Illiquid and Restricted Securities. An illiquid investment is an investment that the fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment. The Fund may invest without limit in illiquid securities, including securities with legal or contractual conditions or restrictions on resale, repurchase agreements maturing in greater than seven days, and other securities which are not readily marketable. Investing in such securities entails certain risks. The primary risk is that the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition. In addition, such securities often sell at a discount from liquid and freely tradable securities of the same class or type, although they are also usually purchased at an equivalent discount, which enhances yield while the securities are held by the Fund. In the absence of readily available market quotations, illiquid securities will be valued at fair value as determined in good faith and pursuant to a method approved by the Board. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”). The restriction on public sale may make it more difficult to value such securities, limit the Fund’s ability to dispose of them, and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Rule 144A under the Securities Act establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis before delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates and other factors. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Although the Fund will enter into when-issued or delayed delivery transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto for investment reasons, which may result in a gain or loss. The Fund may purchase securities on a when-issued or delayed delivery basis without complying with the asset coverage and other requirements noted above, provided it segregates assets consistent with SEC guidance, or otherwise covers its obligations under the instruments. Failure of the issuer to deliver the security may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.

Investment Restrictions

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, voting as a single class, and the approval of the holders of a majority of the Fund’s preferred stock, if any, voting as a separate class. All other policies and investment restrictions referred to herein are not fundamental policies of the Fund and may be changed by the Fund’s Board of Trustees without shareholder approval. A “majority of the Fund’s outstanding voting securities” for this purpose and under the Company Act means the lesser of (1) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. The Fund may not:

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(1)

Purchase or sell real estate, except (a) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (b) that the Fund may invest in securities of issuers that deal or invest in real estate, and (c) that the Fund may purchase securities secured by real estate or interests therein;

(2)

Purchase or sell commodities, except (a) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, and (b) that the Fund may engage in commodities, financial, and currency futures contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool or a commodity pool operator under the Commodity Exchange Act;

(3)	Borrow money or issue senior securities, as defined in the Company Act, except as permitted by the Company Act;

(4)

Lend securities or make loans to others, except to the extent permitted under the Company Act. For purposes of this investment restriction, the purchase of debt obligations (including acquisition of loans, loan participations or other forms of debt instruments) and other securities and instruments and the entry into repurchase agreements and similar arrangements shall not constitute loans by the Fund;

(5)

Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with buying, selling or otherwise transacting in portfolio securities and in connection with mergers, acquisitions, spin-offs, reorganizations, and other transactions involving the Fund; or

(6)

Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or other issuers not considered to be members of any industry by applicable authority, or repurchase agreements collateralized by any of such securities).

Although not a part of the Fund’s fundamental investment restriction, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry. Except as otherwise noted, the percentage restrictions set forth above, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

Principal Risks

Share Trading Risk – The Fund’s shares are quoted on the OTC Market and may have less trading volume and liquidity, greater trading spreads, increased market discount to NAV of the Fund’s shares, and fewer governance, shareholder meeting, and reporting requirements than might be the case if the shares were listed on a national securities exchange.

Market Risks – An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk – The Fund from time to time may borrow under its credit agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit agreement decline in value, the Fund may be required to pledge additional assets

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in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk – Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Sector Risk – To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

An Investment in the Fund is Not a Bank Deposit – It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program and you could lose money by investing in the Fund.

Growth Securities Risk – The Fund may invest in companies that the Investment Manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other securities and may involve special risks.

If the Investment Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, thereby reducing the Fund’s returns. In addition, because different types of securities tend to shift in and out of favor depending on market and economic conditions, “growth” securities may perform differently from the market as a whole and other types of securities.

Small Capitalization – The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history. Investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable to adverse business or economic developments than stocks of larger companies. The securities of small capitalization companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies. During broad market downturns, the Fund’s NAV may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization – Compared to small capitalization companies, medium and large capitalization companies may be less responsive to business changes and opportunities. At times, the stocks of large capitalization companies may lag other types of stocks in performance. Compared to large capitalization companies, medium capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Pricing – Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

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Security Selection – The securities selected for the Fund’s portfolio may decline in value. The Investment Manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters. As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

Active Trading – The Fund may trade securities actively. This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund’s after tax performance.

Distributions – At any time, the Fund’s NAV may reflect undistributed net investment income, undistributed net realized capital gains, and/or net unrealized appreciation. To the extent the market price of the Fund’s shares reflects such amounts, an investor who purchases shares shortly before a distribution may pay a market price that effectively includes the value of the forthcoming distribution and, when the distribution is paid, may incur tax on the distribution (unless the investor is investing through a tax-deferred account), even though, in economic terms, the distribution may represent a return of a portion of the investor’s purchase price (“buying a dividend”).

Amounts representing undistributed net investment income and undistributed net realized capital gains are not liabilities of the Fund. Such amounts are reflected in the Fund’s net assets (and therefore NAV) and do not constitute an obligation of the Fund to make a distribution unless and until a distribution is declared by the Board, at which time the Fund will normally record a liability for the declared distribution until it is paid. The management fee payable by the Fund to the investment adviser is based on the Fund’s “managed assets,” defined as the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, with such liabilities excluding (for purposes of this calculation) debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. Because undistributed net investment income and undistributed gains are not liabilities, they are not deducted in calculating managed assets and therefore are included in the base on which the management fee is computed.

Cybersecurity Risk – With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events – U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, potential trade restrictions and tariffs, global geopolitical conflicts, and the possibility of a national or global recession have also contributed to market volatility.

Material Changes

The following information in this shareholder report is a summary of certain changes since the most recent shareholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Since the most recent shareholder report, there have been no material changes to: (i) the Fund’s investment objectives, principal investment policies or strategies that have not been approved by shareholders, (ii) principal risk factors associated with investment in the Fund, (iii) the person(s) who are primarily responsible for the day-to-day management of the Fund; or (iv) the Fund’s governing documents that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Governing Documents

Certain provisions in the Fund’s governing documents could have the effect of, among other things, depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a proxy fight, tender offer, or similar effort or bringing litigation against the Fund and/or any trustee, officer, employee or affiliate thereof. For more information, please refer to the governing documents of the Fund, which are on file or are expected to be filed with the SEC and available on the Fund’s website www.BexilInvestmentTrust.com.

Limitations on Ownership

Article II of the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) currently limits the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Board’s prior approval (“4.99% Share Limitations”). The 4.99% Share Limitations may assist the Board

29 Annual Report 2025	BEXIL INVESTMENT TRUST

POLICIES AND UPDATES	(Unaudited)
Additional Information

to better defend against takeover activities, such as to defend against arbitrageurs attempting to make a short term profit in Fund shares while trading at a discount to NAV potentially at the expense of long term investors. The 4.99% Share Limitations also are intended to have the effect of impeding or discouraging a merger, tender offer, or proxy contest.

The Declaration generally restricts any person from attempting to purchase or otherwise acquire (an “Acquisition”), without the Trustees’ prior approval, any direct or indirect interest in the Fund’s shares (or, if issued in the future, options, warrants, or other rights to acquire Fund shares or securities convertible or exchangeable into them), if the Acquisition would either (1) cause such person to become either an owner (within the meaning of Section 382 of the IRC) or a beneficial owner (within the meaning of Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”)), and the rules and regulations promulgated thereunder and exemptions granted therefrom, all as amended from time to time, of greater than 4.99% of the Shares, (a “Five Percent Shareholder”) or (2) increase the percentage of Shares owned by a Five Percent Shareholder. Rule 13d-3 under the Exchange Act provides that “[f]or the purposes of sections 13(d) and 13(g) of the [Exchange] Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or, (2) Investment power which includes the power to dispose, or to direct the disposition of, such security.”

The Declaration provides that any Acquisition attempted to be made in violation of the 4.99% Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result. The Declaration also provides that any person who knowingly violates the 4.99% Share Limitations, or any persons in the same control group with such a person, shall be liable to the Fund for, and shall indemnify and hold it harmless against, any and all damages suffered as a result of the violation, including damages resulting from a reduction in or elimination of the Fund’s ability to use its current or potential capital loss carryovers under Section 1212 of the IRC from previous taxable years and unrealized capital losses in its portfolio and attorneys’ and auditors’ fees incurred in connection with such violation.

Additional Offerings

Previously, the Fund has issued additional shares of beneficial interest through rights offerings. In the future, subject to market conditions, the Fund may raise additional equity capital from time to time in varying amounts and utilizing various offering methods. While raising additional equity capital by selling new shares may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it also entails risks — including NAV and voting dilution, and that the issuance of additional shares of beneficial interest may reduce the premium or increase the discount at which the Fund’s shares trade to NAV in the secondary market.

Future offerings, if any, are normally described in a registration statement which contains detailed information regarding the offering and should be reviewed carefully before investing. This report is not an offer to sell Fund shares and is not a solicitation of an offer to buy Fund shares in any jurisdiction where the offers or sales are not permitted.

Escheatment/Inactive Accounts

If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.

BEXIL INVESTMENT TRUST	Annual Report 2025 30

DISTRIBUTIONS	(Unaudited)
Additional Information

2026 Quarterly Distribution Dates

Declaration	Record	Payment

March 2	March 16	March 26

June 1	June 15	June 26

September 1	September 16	September 28

December 1	December 15	December 28

HISTORICAL DISTRIBUTION SUMMARY*

PERIOD	Investment Income	Return of Capital	Capital Gains	Total

2025	$0.00	$0.00	$1.00	$1.00

2024	$0.16	$0.00	$0.91	$1.07

2023	$0.06	$0.00	$0.94	$1.00

2022	$0.20	$0.05	$0.75	$1.00

2021	$0.29	$0.05	$0.98	$1.32

2020	$0.03	$0.45	$0.52	$1.00

2019	$0.21	$0.59	$-	$0.80

2018	$0.11	$0.12	$0.47	$0.70

2017	$0.39	$0.12	$0.09	$0.60

2016	$0.23	$0.77	$-	$1.00

2015	$0.26	$1.37	$-	$1.63

2014**	$1.63	$-	$-	$1.63

2013**	$1.16	$0.47	$-	$1.63

2012	$0.56	$1.07	$-	$1.63

2011	$1.00	$0.76	$-	$1.76

2010	$1.40	$0.24	$-	$1.64

2009	$1.56	$0.08	$-	$1.64

2008	$2.36	$1.08	$-	$3.44

2007	$3.36	$1.20	$-	$3.56

2006	$3.72	$-	$-	$3.72

2005	$2.12	$1.88	$-	$4.00

2004	$2.16	$1.84	$-	$4.00

2003	$2.44	$1.56	$-	$4.00

2002	$2.64	$1.84	$-	$4.48

2001	$2.60	$2.36	$-	$4.96

From June 29, 1998 to November 30, 1998	$1.64	$-	$-	$1.64

*  The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012. Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.

**  Includes net capital gains recognized in the year and distributable as ordinary income in accordance with tax regulations.

Distribution Policy

The Fund’s quarterly distributions reflect the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its NAV per share, if any, and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy and the distribution amount may be amended, suspended, or terminated at any time without prior notice.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each tax year can be finally determined only as of the end of the Fund’s tax year. However, under Section 19 of the Company Act, and related rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders. The information provided in those notices does not represent information for tax reporting purposes. Earnings and profits on a tax basis may differ.

31 Annual Report 2025	BEXIL INVESTMENT TRUST

DISTRIBUTIONS	(Unaudited)
Additional Information

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s distribution policy. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, and other risks discussed in the Fund’s filings with the Securities and Exchange Commission.

Distributions may be paid in part or in full from the Fund’s net investment income, realized capital gains, and by returning capital, or a combination thereof. To the extent that the Fund has estimated that it has distributed more than its income and net realized capital gains, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Additionally, a return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those shares.

The amounts and sources of distributions reported in the Fund’s 19(a) notices are only estimates based on book earnings, are likely to change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

The Fund intends to send shareholders a Form 1099-DIV for the calendar year that will instruct you how to report these distributions for federal income tax purposes.

Terms and Conditions of the 2026 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Bexil Investment Trust (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash by notice to Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101, 800-937-5449, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value (“NAV”) per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s NAV per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such NAV on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the NAV. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s NAV per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the NAV of the Shares, the average Share purchase price paid by the Agent may exceed the NAV of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred, then the mean between the closing bid and asked quotations on each of the five business days the Shares traded ex-dividend immediately prior to such date, and (b) NAV per share on a particular date shall be as determined by or on behalf of the Fund.

BEXIL INVESTMENT TRUST	Annual Report 2025 32

DISTRIBUTIONS	(Unaudited)
Additional Information

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices at which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

33 Annual Report 2025	BEXIL INVESTMENT TRUST

GENERAL INFORMATION	(Unaudited)
Additional Information

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge, upon request, by calling the Fund toll free at 855-411-6432, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.BexilInvestmentTrust.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and a link thereto can be found on the Fund’s website at www.BexilInvestmentTrust.com.

Please Note - There is no assurance that the Fund’s investment objectives will be attained. Past performance is no guarantee of future results. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s investment policies, management fees, and other matters of interest to prospective investors may be found in its filings with the U.S. Securities and Exchange Commission (“SEC”), including its annual and semi-annual reports. To obtain a copy of the reports, please call us toll free at 855-411-6432 or download them at https://www.bexilinvestmenttrust.com/literature. Please read the reports carefully before investing.

Shares of closed end funds frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV has decreased in the past, and may decrease in the future, as a result of its investment activities and other events. Neither the Investment Manager nor the Fund can predict whether shares of the Fund will trade at, below, or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Fund’s shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the

Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to NAV thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security specific factors.

This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or an exemption therefrom. The internet address for the Fund is included several times in this report as a textual reference only. The information on the website is not incorporated by reference into this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional Information may have become outdated. Investment products, including shares of the Fund, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements - Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, distributions and their amounts and timing, distribution declarations, future events, future performance, prospects of its portfolio holdings, or intentions, and other information that is not historical information. Generally, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” “projects,” “plans,” or “intends,” or the negative of such terms or other

BEXIL INVESTMENT TRUST	Annual Report 2025 34

GENERAL INFORMATION	(Unaudited)
Additional Information

comparable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from NAV, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. The Fund may also make additional forward looking statements from time to time. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. Investors should carefully consider the risks, uncertainties, and other factors, together with

Stock Data at December 31, 2025
Market Price per Share	$15.30

Net Asset Value per Share	$23.66

Market Price Discount to Net Asset Value	35.3%

Stock Symbol	BXSY

Net Asset Value Symbol	XBXIX

CUSIP Number	25538A204

BexilInvestmentTrust.com

Visit us at www.BexilInvestmentTrust.com. The site provides information about the Fund, including distributions, press releases, and shareholder reports. For further information, please email us at info@BexilInvestmentTrust.com.

all of the other information included in the Fund’s filings with the SEC, and similar information. The Fund may also make additional forward looking statements from time to time. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements, whether as a result of new information, future events, or otherwise. Thus you should not place undue reliance on forward looking statements.

Section 23 Notice - Pursuant to Section 23 of the Company Act, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Investment Manager
Bexil Advisers LLC
P.O. Box 4
Walpole, NH 03608
212-785-0900

Stock Transfer Agent and Registrar
Equiniti Trust Company, LLC
EQ Shareowner Services
Attn: OnBase
PO Box 500
Newark, NJ 07101
www.equiniti.com
800-937-5449

Bexil Investment Trust is part of a fund complex which includes Midas Discovery, Midas Special Opportunities, and Foxby Corp.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED  MAY LOSE VALUE  NOT BANK GUARANTEED

35 Annual Report 2025	BEXIL INVESTMENT TRUST

(Unaudited)

	PRIVACY POLICY		Rev. 12/2025

FACTS	WHAT DOES BEXIL INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number	• Account transactions
	• Account balances	• Retirement assets
• Transaction or loss history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Bexil Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bexil Investment Trust share?	Can you limit this sharing?

For our everyday business purposes - Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes - To offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes - Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you -	Yes	Yes

For nonaffiliates to market to you -	No	We don’t share

To Limit Sharing	• Call Bexil Investment Trust at 212-785-0900; or
• Mail the form below
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call Bexil Investment Trust at 212-785-0900 or go to www.BexilInvestmentTrust.com

Mail-in Form

Leave blank or	Mark if you want to limit:
[If you have a joint account, your choice will apply to everyone on your account unless you mark below. ☐ Apply my choice only to me]	☐ Do not allow your affiliates to use my personal information to market to me.
Name
	Address	Mail to: Bexil Investment Trust P.O. Box 4 Walpole, NH 03608

City, State, Zip
Account #

BEXIL INVESTMENT TRUST	Annual Report 2025 36

(Unaudited)

Page 2

Who we are

Who is providing this notice?	Bexil Investment Trust

What we do

How does Bexil Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Bexil Investment Trust collect my personal information?

We collect your personal information, for example, when you

•  Open an account

•  Buy securities from us

•  Provide account information

•  Give us your contact information

•  Tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  Sharing for affiliate’s everyday business purposes - information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Bexil Investment Trust shares with our affiliates.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•  Bexil Investment Trust does not share with nonaffiliates so they can market their financial products or services to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Bexil Investment Trust does not jointly market.

34 Semi-Annual Report 2025	BEXIL INVESTMENT TRUST

STOCK SYMBOL: BXSY

BexilInvestmentTrust.com

Item 1(b):

  Not applicable.

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant's website, www.BexilInvestmentTrust.com, or a copy of the Code may be obtained free of charge by calling the registrant collect at 212-785-0900.

Item 3. Audit Committee Financial Expert.

  The registrant's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Jon Tomasson, Roger A. Atkinson, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2025 - $37,250
2024 - $37,250

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2025 - $2,100
2024 - $2,100

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

TAX FEES

2025 - $5,750
2024 - $5,750

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are as follows:

ALL OTHER FEES

2025 - $0
2024 - $0

All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant’s investment manager and any service providers controlling, controlled by, or under common control with the registrant’s investment manager, if any, which have a direct impact on registrant operations or financial reporting.  In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, if such services fall within the de minimis exception under Section 10A of the Exchange Act of 1934, as amended.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $52,250 in 2024 and $52,250 in 2025.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by the accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

  The registrant has a standing audit committee. Currently, the members of the audit committee are Jon Tomasson, Roger A. Atkinson, and Peter K. Werner.

Item 6. Investments.

  Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

  Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

  Not applicable to closed-end investment companies.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
  Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
  Not applicable to closed-end investment companies.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

  Not applicable during the Fund's most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  The registrant's proxy voting policies and procedures are set forth below.

AMENDED PROXY VOTING POLICIES AND PROCEDURES

Each of Midas Series Trust, on behalf of Midas Discovery and Midas Special Opportunities, Bexil Investment Trust and Foxby Corp. (each, a “Fund,” and together, the “Funds”) will seek to vote its proxies in its own best interests, and without regard to the best interests of such Fund’s investment manager.  These procedures are designed to ensure that voting determinations are not based on materially inaccurate or incomplete information.

1.	Delegation to Proxy Service Provider

Each Fund delegates the responsibility for voting proxies of portfolio companies held in such Fund’s portfolio to Egan-Jones Ratings Company (the “Proxy Firm”). The current Wealth-Focused voting policy of the Proxy Firm, available at https://www.ejproxy.com/methodology, is incorporated by reference herein as each Fund’s proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to the Proxy Firm on a case-by-case basis.

2.	Conflicts of Interest

With respect to a vote upon which a Fund overrides the delegation to the Proxy Firm, to the extent that such vote presents a material conflict of interest between the Fund and its investment manager or any affiliated person of the investment manager, the Fund normally will disclose such conflict to, and obtain consent from, the Independent Trustees or Directors, as applicable, or a committee thereof, prior to voting the proxy.  Such material conflicts may arise, for example, from the following relationships:  (i) the portfolio company is an investor in a Fund; (ii) the portfolio company has a material business relationship with a Fund; (iii) the proponent of a proxy proposal has a business relationship with the Fund; (iv) a Fund has material business relationships with candidates for director in a proxy contest; or (v) an employee of a Fund or its affiliates has a personal interest in the outcome of a particular matter.  This list provides examples of possible conflicts of interest and is not meant to be comprehensive.  Each employee must notify the Funds’ Chief Compliance Officer of any potential conflicts of interest of which he or she is aware.

In addition, if the Fund becomes aware of a material conflict of interest between the Proxy Firm and a portfolio company, the Fund will determine, on a case-by-case basis, whether to override the delegation to the Proxy Firm.

3.	Review of and Response to Errors

If a Fund becomes aware of any material errors made by the Proxy Firm, it will typically take reasonable steps to investigate the error and seek to determine whether the Proxy Firm is taking reasonable steps to seek to reduce similar errors in the future.  The Fund will normally document responsive actions taken in connection with any material errors made by the Proxy Firm.

4.	Ongoing Due Diligence

On at least an annual basis, the Funds will typically:

i.	Review the adequacy of these proxy voting policies and procedures;

ii.
Assess whether the Proxy Firm has properly submitted the voting instructions on behalf of the Funds, including, without limitation, seeking to determine whether it is voting consistently with these policies and procedures, which may include, among other things, sampling proxy votes;

iii.	Review the proxy voting guidelines of the Proxy Firm; and

iv.	Request the Proxy Firm to provide information about, among other things, changes to its policies and procedures

Wealth-Focused Policy Overview

Effective for shareholder meetings held on or after March 1, 2026
Published December 12, 2025

I. Wealth-Focused Policy Overview

Recommendations are based only on protecting and enhancing investor wealth.

Unlike conventional ESG frameworks that impose uniform governance and sustainability standards, this policy’s guiding philosophy is to allow management the freedom to manage, while holding directors accountable for poor returns to shareholders. The policy is not a "board-aligned" policy because directors with poor impact on shareholder returns will be opposed.

Restrictive governance and environmental protection proposals are generally opposed. Proposals promoting diversity, equity, and inclusion are also opposed. Exceptions only exist when proposals are directly tailored to revenue generation.

Director elections
The Wealth-Focused Policy generally supports nominees with a record of responsible leadership, including attending at least 75% of board and committee meetings. Additionally, the TSR of the Company over the director’s tenure is a primary consideration.

Director and executive compensation
The Wealth-Focused Policy supports compensation packages that are in alignment with total shareholder returns. Higher compensation packages are supported if significant shareholder returns have also been delivered.

Governance
The Wealth-Focused Policy generally supports removing board governance restrictions such as splitting CEO and chairman roles, term limits, and area expertise. Likewise, the Wealth-Focused Policy would generally oppose proposals for greater restrictions. The goal is to avoid excluding qualified board members who could drive shareholder returns.

Corporate operations (including human resources, health, safety, and environment)
The Wealth-Focused Policy generally rejects proposals to restrict the operations of the company, including with regards to hiring practices, environmental reporting, or political contributions. The goal is to rely on management and the board to effectively run the company’s operations. Poor shareholder returns due to operational failures will be considered during compensation votes and director elections.

Procedure
The Wealth-Focused Policy generally supports routine and procedural proposals such as those to tabulate proxy voting, elect a clerk, or approve the previous board's actions, so as to not be obstructive to standard practices.

Auditors
The Wealth-Focused Policy generally supports management’s proposed auditor, given that the auditor does not generate outsized non-audit or total audit fees from the company. The goal is to support independent auditors.

Shareholder rights
The Wealth-Focused Policy generally supports broader shareholder rights such as equal voting rights and requiring shareholder approval for bylaw amendments. However, the policy will generally oppose proposals that give shareholders the ability to request fundamental changes to the business operations of the company, such as restructuring. The goal is to allow management and the board to make key business decisions, while enabling shareholders to hold them accountable.

Mergers, acquisitions, and restructuring
The Wealth-Focused Policy supports proposals with a high probability of yielding outsized returns for investors. The fairness opinion by a qualified investment banker or advisor is carefully considered for these proposals.

Capitalization
The Wealth-Focused Policy generally supports managements’ recommendations on the capitalization of the company. The goal is to rely on the expertise of the CEO and CFO. Poor shareholder returns due to capitalization failures will be considered during compensation votes and director elections. Excessive dilution for compensation plans is not supported unless directly tied to shareholder returns.

II. Notable Recommendations
View recommendations of the Wealth-Focused Policy from prior meetings.
Phillips 66
Annual Meeting
May 21, 2025
Opposition Proposal: Election of Directors
Egan-Jones’ Wealth-Focused policy recommends FOR the Elliott Nominees, as we believe their election is in the best interests of the Company and its shareholders. Over the past five years, PSX’s total shareholder return (TSR) has lagged its refining and midstream peers as well as the broader market. Additionally, the Company’s substantial financial losses have been driven largely by elevated operating expenses, particularly in labor, maintenance, and energy. We agree with the dissidents that a strategic shift—refocusing on core assets, especially within the refining segment—is necessary to enhance performance and support long-term value creation.
Harley-Davidson, Inc.
Annual Meeting
May 14, 2025
Management Proposal: Election of Directors
Egan-Jones’ Wealth-Focused policy recommends WITHHOLDING votes from management’s nominees for this withhold campaign. Harley-Davidson yielded -11% returns for investors over the same five-year period in which total market returns were 94%. We therefore recommend withholding votes from three long-standing directors as well as the CEO who have overseen long-term sustained underperformance of the Company.
Tesla Inc.
Annual Meeting
November 6, 2025
Management Proposal: Approval of the 2025 CEO Performance Award
Egan-Jones’ Wealth-Focused policy recommends FOR this proposal. While the potential dilution from the 2025 CEO Performance Award is estimated at 12.75%, which exceeds our typical threshold of shareholder equity dilution, we believe an exception is warranted in this case due to the highly performance-based structure of the potential awards to Mr. Elon Musk and the lengthy period over which these shares will be granted. If the full number of shares is granted over the next 10 years, the annual depletion rate each year will only be approximately 1.3%. Additionally, the combination of performance conditions and time-based vesting requirements is designed to align Mr. Musk’s compensation with long-term shareholder value creation. If Mr. Musk meets the requirements for all twelve tranches of the CEO Performance Award, shareholders of Tesla will see an approximate 700% increase in the value of their stock within 10 years. Hence, we believe that the 2025 Performance CEO Award is aligned with shareholders’ interests.
AMC Entertainment Holdings, Inc.
Annual Meeting
December 10, 2025
Management Proposal: Advisory Vote to Approve Executive Compensation
Egan-Jones’ Wealth-Focused policy recommends AGAINST AMC Holdings’ say-on-pay proposal as we do not believe the compensation amount is in alignment with shareholders’ interests. Specifically, we review the total compensation of the highest paid NEO as compared to Company performance (as measured by TSR). In this case, the TSR during 2024 was -34.8% while the total compensation of the CEO was over $11 million.
Alphabet Inc.
Annual Meeting
June 6, 2025
Shareholder Proposal: Regarding an Enhanced Disclosure on Climate Goals
Egan-Jones’ Wealth-Focused policy recommends AGAINST this enhanced disclosure. Considering the Company already provides extensive disclosure regarding its climate strategy, goals, challenges, and risk-management processes in its annual Environmental Report, we believe that the shareholder proposal is redundant and will not create additional benefits or value for the shareholders.
Apple, Inc.
Annual Meeting
February 25, 2025
Shareholder Proposal: Report on Risks and Impacts of Charitable Giving
Egan-Jones’ Wealth-Focused policy recommends AGAINST this report. Apple already has a well-governed corporate donations program, including strict safeguards such as prohibiting the use of funds for lobbying or political campaigns. The company regularly discloses its charitable activities, making the requested additional report redundant and unlikely to provide meaningful shareholder benefit, while unnecessarily intruding into Apple’s ordinary business operations.
Amazon.com, Inc.
Annual Meeting
May 21, 2025
Shareholder Proposal:  Audit Report on Warehouse Working Conditions
Egan-Jones’ Wealth-Focused policy recommends AGAINST. Considering Amazon has demonstrated a robust commitment to workplace safety, supported by measurable improvements in injury rates and extensive regulatory oversight, we believe that the proposed independent audit is unnecessary. Additionally, commissioning an audit could create legal and reputational risks by implying potential violations and providing a roadmap for future litigation, ultimately exposing shareholders to substantial long-term costs.
Comcast Corporation
Annual Meeting
June 18, 2025
Shareholder Proposal: Adopt Policy for an Independent Chairman
Egan-Jones’ Wealth-Focused policy recommends AGAINST. Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that having an independent chairman is not a one-size-fits-all principle. We believe that the Board should have flexibility in determining a leadership structure that is conducive to the company’s goal of maximizing shareholder value.
International Business Machines Corp. (IBM)
Annual Meeting
April 29, 2025
Shareholder Proposal: Report on Hiring/Recruitment Discrimination
Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that IBM already maintains transparent, legally compliant, and non-discriminatory hiring practices. As such, producing the requested report would be unnecessary, burdensome, and divert resources from more meaningful priorities.
Exxon Mobil Corporation
Annual Meeting
May 28, 2025
Management Proposal: Ratify the Appointment of Independent Auditor
Egan-Jones’ Wealth-Focused policy recommends FOR the ratification of PricewaterhouseCoopers LLP as auditors, as we believe that neither the audit fees for the most recent fiscal year nor the disciplinary actions taken against the firm over the past decade raise concerns about the auditor's integrity, professionalism, or independence.
Eli Lilly and Company
Annual Meeting
May 5, 2025
Management Proposal: Proposal to Amend the Company’s Articles of Incorporation to Eliminate Supermajority Voting Provisions
Egan-Jones’ Wealth-Focused policy recommends FOR the elimination of supermajority voting provisions in the Company’s Articles of Incorporation, as they grant disproportionate power to a minority of shareholders. Adopting a simple majority standard would ensure equal and fair representation for all shareholders and enable a more meaningful voting process.
Core Scientific, Inc.
Special Meeting
October 30, 2025
Management Proposal: Approval of the Agreement and Plan of Merger
Egan-Jones’ Wealth-Focused policy recommends AGAINST the merger of Core Scientific with CoreWeave. We believe that while the proposed merger may offer operational synergies, the terms of the transaction materially undervalue Core Scientific relative to its intrinsic potential and the stock price. Additionally, given the all-stock nature of the transaction and the volatile share price of CoreWeave, the transaction is highly risky for Core Scientific shareholders. Given the company’s strong fundamentals, long-term contracts, and clear growth trajectory as a standalone entity, we believe shareholders are better served by rejecting the current offer.
ProPhase Labs, Inc.
Annual Meeting
November 24, 2025
Management Proposal: Authorization for Amendment to Authorize Additional Shares
Egan-Jones’ Wealth-Focused policy recommends FOR the issuance of additional shares of common stock because we generally support proposals to issue more shares when the new proposed stock is less than 50% of total authorized shares of common stock, or when the increase is tied to a specific transaction or financing proposal or when the share pool was used up due to equity plans. The Company seeks to increase its authorized common stock to ensure sufficient unissued shares to satisfy obligations under its $3 million 20% OID senior secured promissory note and related July 2025 warrants. We believe this purpose is reasonable and therefore fair and advisable to shareholders.

III. Detailed vote recommendations
View recommendations per category and region.

Proposals by management | Accounting

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Accept an accounting irregularity	World
We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Accept the financial statements/statutory report	World	North America
We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Approve a special transactions financial report	China, Western Europe, Latin America
We recommend FOR this Proposal, because according to our policy, approving the special transactions financial report ensures transparency and gives shareholders a clear overview of significant transactions, supporting informed decision-making.

Receive the annual report and accounts	World	North America
We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Proposals by management | Auditor

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve the discharge of the auditors	Western Europe		We generally recommend FOR because after reviewing the auditor acts for the fiscal year that has ended, we find it advisable to grant discharge from liability to the auditors.
Ratify auditor AND director remuneration	World	United States
We generally recommend FOR the auditor when the non-audit fees do not make up a substantial proportion of all fees the auditor is charging the company and when the total audit fees are reasonable given the company's size. The purpose is to maintain some independence for the auditor.

Ratify auditor appointment and remuneration	Emerging & Frontier Asia-Pacific, Western Europe
We generally recommend FOR the auditor when the non-audit fees do not make up a substantial proportion of all fees the auditor is charging the company and when the total audit fees are reasonable given the company's size. The purpose is to maintain some independence for the auditor.

Ratify the appointment of a non-statutory auditor	World		We recommend FOR this Proposal, because according to our policy, ratifying the appointment of a non-statutory auditor strengthens oversight and reinforces the integrity of reporting.
Ratify the appointment of a special transactions auditor	China, Western Europe, Latin America
We recommend FOR this Proposal, because according to our policy, ratifying the appointment of a special transactions auditor ensures independent review of significant transactions and strengthens disclosure and transparency.

Ratify the appointment of an auditor	World
We generally recommend FOR the auditor when the non-audit fees do not make up a substantial proportion of all fees the auditor is charging the company and when the total audit fees are reasonable given the company's size. The purpose is to maintain some independence for the auditor.

Ratify the appointment of statutory AND sustainability auditors	Western Europe
We recommend AGAINST this Proposal, because according to our policy, ratifying the appointment of statutory and sustainability auditors may not directly align with the priorities of shareholders, as the proposal emphasizes ESG and non-financial reporting oversight rather than measures that drive immediate financial returns or shareholder value.

Remove the auditor	World		We generally recommend a vote FOR the removal of the auditors whenever the Company may deem it necessary to ensure auditor independence and integrity.

Proposals by management | Capitalization

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Allot securities	Western Europe
We generally recommend FOR because according to our policy, the allotment of shares or securities will enable the Company to capitalize on future business opportunities. This flexibility provides the Company with the ability to act promptly and strategically to business decisions, ensuring it remains competitive and well-positioned for long-term success.

Appropriate profits/surplus/retained earnings	World	North America
We recommend FOR this Proposal, because according to our policy, allocating corporate earnings through appropriate distribution of profits, surplus, or retained earnings supports shareholder interests and long-term value creation.

Approve a share repurchase plan	Emerging & Frontier Asia-Pacific, Western Europe
We generally recommend a vote FOR because according to our policy, the proposed share repurchase plan would grant the Company greater flexibility in managing its capital structure. Furthermore, share repurchases are widely regarded as an effective strategy for enhancing shareholder value and financial position of companies.

Approve a stock exchange listing	World
We generally recommend FOR because according to our policy, approval of the stock exchange listing would create investment opportunities for the Company and provide greater liquidity while diversifying the risks associated with it.

Approve a stock terms revision	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve adjustment in the share repurchase price	Emerging & Frontier Asia-Pacific
We recommend FOR this Proposal, because according to our policy, allocating corporate earnings through appropriate distribution of profits, surplus, or retained earnings supports shareholder interests and long-term value creation.

Approve capital utilization/cash management	Emerging & Frontier Asia-Pacific
We recommend FOR this Proposal, because according to our policy, the proposed capital or cash utilization enables the company to support its strategic initiatives and efficiently finance its operations.

Approve credit and/or debt financing	Emerging & Frontier Asia-Pacific
We recommend FOR this Proposal, because according to our policy, approving credit or debt financing provides the company with the necessary capital to support strategic initiatives, maintain liquidity, and ensure financial flexibility.

Approve dividends	World	North America
We generally recommend FOR this Proposal, because according to our policy, the proposed dividend distribution is financially prudent, maintains sufficient liquidity, and supports consistent shareholder returns.

Change share par value	World		We generally recommend FOR when the new par value is less than or equal to old par value.
Conduct a stock split	World
We generally recommend FOR because according to our policy, the proposed reverse stock split would make the Company’s common stock a more attractive and cost-effective investment for many investors, thereby enhancing the liquidity of current stockholders and potentially broadening the investor base.

Distribute profit/dividend/etc according to a sharing plan	World	North America	We generally recommend FOR because according to our policy, the proposed distribution plan will not put the company´s liquidity at risk.
Exchange debt for equity	World
We generally recommend a vote FOR because according to our policy, the proposed exchange of debt for equity would strengthen the Company’s financial position by reducing its liabilities, improving its balance sheet and enhancing its creditworthiness.

Increase authorized shares	World	Brazil
We generally recommend FOR except when one of the following conditions is met: 1) The new proposed stock is >50% of total authorized shares of common stock; 2) The increase is NOT tied to a specific transaction or financing proposal; and 3) The Share pool was NOT used up due to equity plans.

Increase authorized shares	Brazil
We generally recommend FOR except when one of the following conditions is met: 1) The increase is NOT tied to a specific transaction or financing proposal; and 2) The Share pool was NOT used up due to equity plans.

Issue bonds	World
We generally recommend FOR because according to our policy, approval of this proposal will give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions.

Issue shares	World		We generally recommend FOR when there is a purpose for the share issuance and when the shareholder rights on the issued shares will not be superior to outstanding shares.
Issue shares below NAV	World
We generally recommend FOR because according to our policy, issuing shares below net asset value (NAV) would provide the Fund with flexibility in raising capital, reducing debt, preventing insolvency, and funding strategic acquisitions or growth opportunities. While it typically leads to dilution, a discounted issuance can be used in ways that may ultimately enhance shareholder value, improve financial stability, and position the company for long-term success.

Issue shares upon exercise of warrants	World		We generally recommend FOR because according to our policy, the proposed issuance of shares will provide the Company with a source of capital to fund its corporate endeavors and activities.
Re-price options	World		We generally recommend FOR re-pricing options when external and uncontrollable market factors caused the stock price to decrease.
Repurchase and/or cancel shares	Emerging & Frontier Asia-Pacific, Western Europe
We recommend FOR this Proposal because, according to our policy, share repurchase/cancellation can enhance shareholder value and provide the company with flexibility in managing its capital effectively.

Repurchase bonds	World
We recommend FOR this Proposal because, according to our policy, repurchase of bonds allows the company to manage its debt efficiently, reduce interest expenses, and optimize its capital structure, ultimately supporting financial flexibility and long-term shareholder value.

Create a new class of shares	World		We generally recommend FOR these proposals when the new class of shares to be created will not have blank-check authority and will not have superior voting rights to the existing class of shares.
Reclassify/convert shares	World		We generally recommend FOR if the conversion would provide equal rights to shareholders.

Proposals by management | Climate/Resources

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve the sustainability auditor	Western Europe
We generally recommend a vote AGAINST because according to our policy, the appointment of a separate sustainability auditor is unwarranted, given that the Company already integrates sustainability into its existing audit process. The Company’s current approach effectively addresses sustainability concerns without the need for additional oversight. Furthermore, approval of this proposal would impose unnecessary costs and administrative burdens, diverting resources from other critical business priorities.

Approve the sustainability report	Western Europe, Australia
We generally recommend a vote AGAINST because, according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway.

Proposals by management | Compensation

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Advise on executive compensation (say-on-pay)	World		We generally recommend FOR when the total compensation is reasonable considering the company's performance as measured by change in adjusted stock price.
Approve a stock compensation plan (non-SPAC)	United States
We generally recommend FOR when the plan results in dilution of 10% or less and when the average burn rate over the last three years is 3% or less (or the company has been public for five years or less).

Approve a stock compensation plan (non-SPAC)	World	United States	We generally recommend FOR when the plan results in dilution of 10% or less.
Approve a stock compensation plan (SPAC)	World
We recommend a vote AGAINST this proposal because according to our policy, this proposal would dilute shareholder value in this special purpose acquisition company and is therefore not in the shareholders' best interests. Because the company is a SPAC, management is already highly incentivized through founder shares and warrants, and an incentive stock option plan would be unnecessary and potentially excessive.

Approve an employee stock purchase plan	World		We generally recommend FOR when the plan is qualified under Section 423(c) or has dilution of 10% or less and when there is no evergreen provision.
Approve an employment/management/severance/partnership agreement	Emerging & Frontier Asia-Pacific, Western Europe		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve bonuses	Western Europe, Australia, Israel		We generally recommend FOR when the total compensation is reasonable considering the company's performance as measured by change in adjusted stock price.
Approve executive/director/related party transactions	Western Europe
We generally recommend FOR because according to our policy, the related party transaction is advisable, substantively and procedurally fair to, and in the best interests of the Company and its shareholders.

Approve future executive remuneration	Western Europe, Eastern Europe & Central Asia, Middle East & North Africa		We generally recommend FOR when the proposed compensation includes performance-based metrics.
Approve other compensation	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve the executive compensation policy	Middle East & North Africa, Western Europe, Eastern Europe & Central Asia		We generally recommend FOR when the total compensation is reasonable considering the company's performance as measured by change in adjusted stock price.
Approve the non-executive directors' compensation	Emerging & Frontier Asia-Pacific, Western Europe, Eastern Europe & Central Asia
We recommend FOR this Proposal, because according to our policy, the proposed non-executive directors’ compensation is commensurate with their contributions and supports the company in remaining competitive in attracting and retaining skilled board members.

Decide the frequency of the executive compensation vote	World		We generally recommend an annual frequency for the say-on-pay vote.
Reduce the legal reserve	Emerging & Frontier Asia-Pacific, Western Europe, Developed Asia-Pacific		We generally recommend FOR because according to our policy, the proposed reduction of legal reserves is commensurate with the Company’s current financial position and would strengthen its cashflow.

Proposals by management | Directors

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Allow for the removal of directors only with cause	World
We generally recommend AGAINST the proposal because according to our policy, directors should be removed with or without cause. This level of flexibility allows the Company to make necessary changes to its leadership when deemed appropriate. Allowing for the removal of directors with or without cause ensures that the Board can effectively address issues such as performance concerns and maintain the best interests of the Company and its shareholders.

Allow for the removal of directors without cause	World
We generally recommend a vote FOR because according to our policy, allowing shareholders to remove a director without cause enhances accountability and strengthens shareholder rights. This provision empowers shareholders to take action if they believe a director is not acting in the best interests of the company, ensuring greater transparency and governance.

Approve director indemnification	World
We generally recommend FOR because according to our policy, approval of director indemnification would enable the Company to provide a greater scope of protection to directors in cases of litigations. Further, such a provision would also help the Company to attract, retain and motivate its directors whose efforts are essential to the Company's success.

Approve director liability insurance	World
We generally recommend FOR because according to our policy, approval of director liability insurance would enable the Company to provide a greater scope of protection to directors in cases of litigations. Further, such a provision would also help the Company to attract, retain and motivate its directors whose efforts are essential to the Company's success.

Approve election and remuneration for the executive director(s)	Developed Asia-Pacific, Western Europe
We generally recommend FOR when the director(s) passes our election of director test and the executive compensation passes our test. If any director or the executive compensation does not pass our tests, we will recommend against the proposal.

Approve election and remuneration for the non-executive director(s)	Developed Asia-Pacific, Western Europe
We generally recommend FOR when the change in adjusted stock price over the director's tenure is not poor (given that the director tenure is at least three years) and when the candidate attended at least 75% of all board and committee meetings.

Approve financial statements and discharge directors	Western Europe, Eastern Europe & Central Asia
We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Approve the directors' report	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because approval of the directors' report is in the best interests of the Company and its shareholders.
Approve the discharge of the board and president	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve the discharge of the management board	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve the discharge of the supervisory board	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve the previous board's actions	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve the spill resolution	Australia		We generally recommend FOR this resolution when the company has failed our executive compensation test.
Authorize exculpation of officers (DGCL)	World
We generally recommend a vote FOR because according to our policy, implementation of the exculpation provision pursuant to Delaware Law will enable the Company to attract, retain and motivate its officers whose efforts are essential to the Company's success. Additionally, Delaware's exculpation law strikes a balanced approach, offering protection to directors while ensuring accountability for significant breaches of their fiduciary duties.

Authorize the board to execute legal formalities	Western Europe, Eastern Europe & Central Asia, Emerging & Frontier Asia-Pacific		We generally recommend FOR because approval of the proposal is necessary in order to carry out the legal formalities related to the meeting.
Authorize the board to fill vacancies	World		We generally recommend FOR if the appointees will face a shareholder vote at the next annual meeting.
Change the size of the board of directors	World		We generally recommend FOR if the board size is between 5 and 15.
Classify the board	World
We generally recommend AGAINST because according to our policy, staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate responsiveness to shareholders.

Declassify the board	World
We generally recommend FOR because according to our policy, staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate responsiveness to shareholders.

Delegate authority to a committee	Western Europe		We generally recommend FOR because the delegation of authority to the committee is in the best interests of the Company and its shareholders.
Elect a company clerk/secretary	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, the nominee appears qualified.
Elect a director to board	World
We generally recommend FOR when the change in adjusted stock price over the director's tenure is not poor (given that the director tenure is at least three years) and when the candidate attended at least 75% of all board and committee meetings.

Elect a director to committee	World
We generally recommend FOR when the change in adjusted stock price over the director's tenure is not poor (given that the director tenure is at least three years) and when the candidate attended at least 75% of all board and committee meetings.

Elect directors and appoint the auditor	Western Europe
We generally recommend FOR when the director(s) passes our election of director test and the auditor passes our auditor ratification test. If any director or the auditor does not pass our tests, we will recommend against the proposal.

Elect directors and fix the number of directors	Canada, Western Europe
We generally recommend FOR when the change in adjusted stock price over the director's tenure is not poor (given that the director tenure is at least three years) and when the candidate attended at least 75% of all board and committee meetings.

Elect multiple directors to the board	World	United States, United Kingdom	We generally recommend FOR when each director passes our election of director test. If any director does not pass this test, we will recommend against the proposal.
Eliminate the retirement age requirement	World
We generally recommend FOR this proposal because, in accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance, particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not necessarily correlate with returns or benefits for shareholders. Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.

Fix the number of directors	Canada, Western Europe		We generally recommend FOR if the board size is between 5 and 15.
Receive the directors' report	World	North America
We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year that has ended.

Proposals by management | Legal and compliance
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an exclusive forum for disputes	World
We generally recommend FOR because according to our policy, having an exclusive forum will allow the Company to address disputes and litigations in an exclusive jurisdiction, with familiarity of the law, and reduce the administrative cost and burden related to settlement.

Proposals by management | M&A / Structure

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an anti-greenmail provision	World
We generally recommend FOR because according to our policy, the adoption of an anti-greenmail provision will prevent the likelihood of potential hostile takeover which could be detrimental to the shareholders’ interests.

Advise on merger related compensation	World		We generally recommend FOR when 1) the total severance package doesn't exceed 3X the previous year's CAP for the highest paid NEO.
Approve a joint venture agreement	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve a liquidation plan	World		We generally recommend FOR if the following conditions are met: the transaction is the best strategic alternative for the company and the appraisal value is fair.
Approve an anti-takeover measure(s)	Australia		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve an extension amendment proposal (for SPACs)	World		We generally recommend FOR when the trust deposit payment is not less than the previous trust deposit payment.
Approve an M&A agreement (sale or purchase)	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve an M&A-related share issuance	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve an opt-out plan	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve the restructuring plan	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Change the domicile / jurisdiction of incorporation	World
We generally recommend FOR because according to our policy, changing the Company’s legal domicile is necessary to align the legal structure of the Company in a manner that is more consistent with their business objectives.

Proceed with bankruptcy	World
We generally recommend FOR because according to our policy, approval of the bankruptcy plan is the best available alternative in order for the Company to provide a reasonable value for its shareholders.

Remove an antitakeover provision(s)	World
We recommend FOR this Proposal, because, according to our policy, the removal of the antitakeover provision can increase shareholder value by enhancing market responsiveness and facilitating potential takeovers that may lead to premium buyouts.

Ratify a poison pill	World
We generally recommend a vote FOR because according to our policy, approval of the proposal will acknowledge both the advantages and inherent risks of implementing a shareholder rights plan, or poison pill. While these plans can deter hostile takeovers, they also carry the risk of management entrenchment in some cases. Ensuring that shareholders are given a voice on the advisability of such a plan is crucial to safeguarding the Company from these risks, promoting transparency, and maintaining a balance between protecting shareholder interests and preventing potential misuse of the plan.

Proposals by management | Meeting and Proxy Statement

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt notice and access provisions	World
We generally recommend FOR because according to our policy, approval of the notice and access provision would provide shareholders with sufficient disclosure and ample time to make informed decisions regarding the election of directors at shareholder meetings. This provision ensures that shareholders have the opportunity to review relevant information regarding the nominees, the Company's performance, and other important matters, therefore enabling the shareholders to participate meaningfully in the governance process.

Approve administrative and/or procedural items	World
We recommend FOR this Proposal, because according to our policy, approving administrative and procedural items related to the convening of shareholder meetings ensures proper organization, compliance with governance requirements, and smooth conduct of proceedings.

Change the location/date/time of a shareholder meeting	World
We generally recommend FOR because according to our policy, the proposed change will increase the likelihood of increased attendance rate in meetings, not to mention the benefits of flexibility and improved accessibility to shareholders.

Indicate if you are a controlling shareholder or have a personal interest in the proposal	Canada, Israel, Latin America		This test will indicate NO if the shareholder is not a controlling shareholder and does not have a personal interest in the approval of this proposal.

Proposals by management | Mutual Fund

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an investment policy	World		We generally recommend FOR if the investment strategy is cogent.
Approve the company as investment trust	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve the fundamental investment objective	World
We generally recommend FOR because according to our policy, a fundamental investment objective for funds will ensure that any revision or matter related to the fund’s activities will be brought up for shareholder approval, thereby protecting their interests as shareowners. By involving shareholders in key decisions, the Company reinforces transparency, accountability, and the protection of shareholder value.

Approve the investment advisory agreement	World		We generally recommend FOR if the following conditions are met: the investment fees are reasonable (3% or less) and the investment strategy is cogent.
Approve the non-fundamental investment objective	World
We generally recommend AGAINST because according to our policy, a fundamental investment objective for funds will ensure that any revision or matter related to the fund’s activities will be brought up for shareholder approval, thereby protecting their interests as shareowners.

Approve the reorganization	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve the sub-investment advisory agreement	World		We generally recommend FOR sub-investment advisory agreements when the sub-advisory fees are paid by the primary adviser and the investment strategy is cogent.
Change the fund's fundamental restriction to non-fundamental	World
We generally recommend AGAINST because according to our policy, approval of the proposal would increase the Fund’s exposure to significant losses arising from investment in high-risk assets. Moreover, contrary to a fundamental investment restriction, non-fundamental investment restrictions are often focused on short-term investing which is subject to market volatility and fluctuations.

Convert the closed-end fund to an open-end fund	World
We generally recommend FOR because according to our policy, the conversion to an open-end fund would provide for portfolio diversification hence reducing the Company's risk exposure, and at the same time providing greater liquidity to its shareholders.

Issue/approve a 12b-1 plan (the distribution of funds through intermediaries)	World
We generally recommend FOR because according to our policy, approval of the 12b-1 plan would enable the Fund to facilitate its distribution and sale through various intermediaries, which would be beneficial in improving its asset position.

Proposals by management | Other

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Amend other articles/bylaws/charter	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Appoint a rating agency	Western Europe, Eastern Europe & Central Asia, Emerging & Frontier Asia-Pacific, Developed Asia-Pacific, Latin America		We generally recommend FOR because the appointment of the proposed rating agency is in the best interests of the Company and its shareholders.
Approve appointment of a (non-director) executive	Middle East & North Africa, Western Europe, Eastern Europe & Central Asia		We recommend FOR this Proposal, because according to our policy, approving the appointment of the executive ensures the company has the necessary management in place to support operational continuity.
Approve company related-party transactions	Emerging & Frontier Asia-Pacific, Developed Asia-Pacific, Western Europe		We recommend FOR the proposed transaction as we believe it will allow the company to execute on its operational and strategic objectives.
Approve other company policies	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve political & charitable contributions	United Kingdom
We generally recommend FOR because according to our policy, it is necessary to allow the Company to fund charitable and political activities, which is in the best interests of shareholders. Such contributions can enhance the Company’s reputation, strengthen stakeholder relationships, and support its broader social and corporate responsibility goals, ultimately benefiting long-term shareholder value.

Approve the appointment of a (director) executive	World
We generally recommend FOR when the change in adjusted stock price over the director's tenure is not poor (given that the director tenure is at least three years) and when the candidate attended at least 75% of all board and committee meetings.

Approve the company name change	World
We generally recommend FOR because according to our policy, the proposed name change supports strategic changes that enhance the Company’s business objectives. Furthermore, the proposed name change will more effectively reflect the Company's mission and vision, thereby strengthening its marketing and branding efforts and improving its overall market positioning.

Approve the continuance of company	Canada		We generally recommend FOR because according to our policy, approval of this proposal is in the best interests of the Company and its shareholders.
Approve the convening of the corporate assembly	Western Europe		We generally recommend FOR because approval of the convening of the corporate assembly or shareholders' meeting is in the best interests of the Company and its shareholders.
Approve the staking consideration	World
We recommend FOR the Proposal, because according to our policy, approving staking consideration in blockchain networks enhances yield by supporting network security and transaction validation. This complies with regulatory standards, reflecting responsible digital asset management and industry best practices.

Approve the staking fee	World
We recommend FOR approval of the staking fee, because according to our policy, the fee helps cover the Company’s operational costs associated with staking activities. The fee aligns with industry standards and ensures transparency and fairness to clients in digital asset staking services.

Attend to other business	World		We generally recommend FOR when the company is domiciled in the US or Canada.
Ratify decisions made in the prior fiscal year	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR when the act is related to routine matters such as the distribution of dividends, release from liability, or decisions made in the fiscal year that has ended.
Reimburse proxy contest expenses	World		This proposal is considered on a case-by-case basis by the guidelines committee.

Proposals by management | Shareholder Rights

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an advanced notice requirement	Canada
We generally recommend FOR when the policy stipulates that nominations must be submitted no later than 30-65 days before the annual meeting and that nominations must be submitted no earlier than 30-65 days prior to the annual meeting.

Adopt an advanced notice requirement	United States, Australia
We generally recommend FOR when the policy stipulates that nominations must be submitted no later than 60-90 days prior to the annual meeting and that nominations must be submitted no earlier than 120-150 days prior to the annual meeting.

Adopt, renew, or amend a shareholder rights plan	World		We generally recommend FOR if the proposed plan expands rights for shareholders.
Adopt/increase proxy access	World
We generally recommend FOR because according to our policy, increasing proxy access would allow shareholders to submit proposals at shareholder meetings and nominate directors to the Board, empowering them to have a more direct influence on the Company’s governance. By enabling greater shareholder participation, proxy access enhances transparency and accountability, ensuring that the Board is more responsive to shareholder concerns.

Allow virtual-only shareholder meetings	World
We generally recommend FOR because according to our policy, virtual meetings will increase the likelihood of an improved attendance rate in meetings, not to mention the benefits of flexibility, reducing costs and improved accessibility.

Approve preemptive rights	Western Europe
We generally recommend FOR because according to our policy, pre-emptive rights allow shareholders to maintain their proportional ownership in the Company in the event of new share issuance, protecting their interests and ensuring they are not diluted by future equity offerings.

Eliminate preemptive rights	United Kingdom
We generally recommend FOR because according to our policy, the elimination of pre-emptive rights would provide the Company with greater flexibility to finance business opportunities and conduct a rights issue without being restricted by the stringent requirements of statutory pre-emption provisions.

Establish the right to call a special meeting	World		We generally recommend FOR if the proposal will strengthen shareholder rights (i.e. lower the threshold required to call a special meeting).
Expand the right to act by written consent	World
We generally recommend FOR because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving shareholders the right to act independently from the management.

Redeem a shareholder rights plan	World		We generally recommend FOR when the additional shares for the beneficiaries of the poison pill are more attractive than takeover by a hostile party.
Restrict the right to act by written consent	World
We generally recommend AGAINST because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving the shareholders the right to act independently from the management.

Restrict the right to call a special meeting	World
We generally recommend AGAINST the proposal because according to our policy, the ability of shareholders to call special meetings is widely regarded as an important aspect of good corporate governance. We believe the Company’s current threshold appropriately balances the rights of shareholders to call a special meeting with the broader interests of the Company and its shareholders.

Proposals by management | Voting

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt confidential voting	World		We generally recommend FOR because according to our policy, approval of the proposal will preserve the confidentiality and integrity of vote outcomes.
Adopt unequal voting rights	World		We generally recommend AGAINST because according to our policy, in order to provide equal voting rights to all shareholders, companies should not utilize dual class capital structures.
Amend the quorum/voting requirement	World		We generally recommend FOR when the proposed quorum is at least 33% of shares entitled to vote.
Approve cumulative voting	World	China
We generally recommend AGAINST because according to our policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.

Approve cumulative voting	China
We generally recommend FOR because according to our policy, cumulative voting allows a significant group of shareholders to elect a director of its choice - safeguarding minority shareholder interests and bringing independent perspectives to Board decisions.

Approve plurality voting	World		We generally recommend for plurality voting when plurality voting will only be used in contested situations. In uncontested situations, we do not prefer for plurality voting to be used.
Approve/increase supermajority voting	World
We generally recommend AGAINST because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the Company by limiting the power of shareholders who own a large stake in the entity, therefore, paving the way for a more meaningful voting outcome.

Eliminate cumulative voting	World
We generally recommend FOR because according to our policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.

Eliminate or reduce supermajority voting	World
We generally recommend FOR because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the Company by limiting the power of shareholders who own a large stake in the entity and paving the way for a more meaningful voting outcome.

Eliminate unequal voting rights	World
We generally recommend FOR because according to our policy, companies should ensure that all shareholders are provided with equal voting rights, promoting fairness, accountability, and alignment between economic ownership and control. By adopting a one-share, one-vote structure, the Company can better uphold shareholder democracy and support long-term value creation for all investors.

Proposals by shareholders | Auditors

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Appoint an auditor	World
We generally recommend a vote AGAINST because according to our policy, the appointment of auditors is a responsibility entrusted to the board of directors, specifically the Audit Committee. In our view, the procedures governing the selection of auditors adhere to standard corporate governance and accounting practices. Unless there are significant concerns that could jeopardize the integrity and independence of the auditors, we believe that approving this proposal is neither necessary nor justified at this time.

Limit auditor non-audit services	World
We generally recommend FOR because according to our policy, auditors should not provide non-audit services. This practice ensures the independence and integrity of the audit process, maintaining objectivity and minimizing any potential conflicts of interest that could undermine the reliability of the Company's financial reporting.

Rotate the auditor	World		We generally recommend AGAINST because according to our policy, we believe that it is in the best interests of shareholders for the board to maintain flexibility to choose and rotate auditors.

Proposals by shareholders | Board Report

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on board member information	World
We generally recommend AGAINST because according to our policy, the information being requested in the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders.

Report on board oversight	World		We generally recommend AGAINST because according to our policy, although board oversight is essential, channels already exist for effective board oversight.
Report on proxy voting review	World
We generally recommend AGAINST this proposal because the Company is already required to outline their proxy voting process. As such, and in accordance with our policy, we do not believe that the requested proxy voting report would provide no incremental or meaningful information to the Company’s shareholders.

Proposals by shareholders | Capitalization

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Issue dividends	World
We recommend a vote AGAINST this proposal because according to our policy, the Company’s dividend payout plan should be governed by the board of directors after taking into account relevant factors such as the Company’s liquidity and financial position.

Issue shares	World
We generally recommend a vote AGAINST this proposal because according to our policy, the approval could cause potential excessive dilution in the interests of the shareholders and could potentially overvalue the Company’s stock price with such an excessive issuance that is disproportionate to its needs.

Require shareholder approval to authorize the issuance of bonds/debentures	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Require shareholder approval to reclassify shares or conversion rights	World
We generally recommend FOR because according to our policy, companies should ensure that all shareholders are provided with equal voting rights, promoting fairness, accountability, and alignment between economic ownership and control. By adopting a one-share, one-vote structure, the Company can better uphold shareholder democracy and support long-term value creation for all investors.

Create a new class of shares	World		We generally recommend FOR these proposals when the new class of shares to be created will not have blank-check authority and will not have superior voting rights to the existing class of shares.
Reclassify/convert shares	World		We generally recommend FOR if the conversion would provide equal rights to shareholders.

Proposals by shareholders | Climate/Resources

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a climate action plan / emissions reduction / resource restriction	World
We generally recommend AGAINST the proposal, because, according to our policy, its approval would not provide additional benefits or value to shareholders, given the Company’s existing robust policy and strategy on climate change.

Adopt a GMO policy	World		We generally recommend AGAINST because according to our policy, approval of the proposal would impose unnecessary burdens on the Company's operations.
Adopt animal welfare standards	World
We generally recommend AGAINST because according to our policy, the matters raised in the proposal have already been addressed by the Company. Moreover, the proposal advocates for impractical and imprudent actions that could negatively impact the business and its results.

Approve an annual advisory vote on climate change	World
We generally recommend a vote AGAINST because according to our policy, adopting this proposal is unnecessary and unwarranted in light of the Company’s existing approach to climate change and sustainability. The Company already implements effective strategies in these areas, making the proposal redundant. Furthermore, approval would result in significant administrative costs and financial burdens, diverting resources from other critical initiatives.

Reduce fossil fuel financing	World
We generally recommend AGAINST because according to our policy, the Company is already committed to meeting its climate action goals related to sustainable financing. As businesses move to achieving their net zero goals, we believe that the Company’s current policies in financing will bridge the transition to a low carbon economy.

Report on animal welfare	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on costs and risks associated with a climate (or similar) plan	World
We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Report on GMO	World
We generally recommend AGAINST because according to our policy, preparing a report regarding GMOs would provide no incremental and meaningful information to the Company’s shareholders. Moreover, given the Company’s current compliance with SEC reporting requirements and other government regulators of GMOs, we believe that approval of this proposal will accrue unnecessary costs and administrative burden to the Company.

Report on the company's climate plan / emissions / resource use	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Proposals by shareholders | Compensation

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Amend the clawback provision	World		We generally recommend FOR when the proposal is only asking to expand the clawback provision to include fraud and misconduct.
Approve a retirement plan	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Cap executive gross pay	World
We generally recommend AGAINST this proposal because according to our policy, implementing a cap on executive compensation gross pay, could negatively impact the hiring and retention of the Company's key executives and employees. Such a restriction would limit the Company’s ability to fully capitalize on the skills, expertise, and experience that individual leaders bring to the organization.

Change the use of ESG metrics in compensation	World
We generally recommend AGAINST this Proposal, because according to our policy, altering the use of ESG metrics in compensation could weaken the alignment of pay with shareholder interests and established best practices, which emphasize transparent, measurable, and material goals.

Deduct stock buybacks from pay	World		We generally recommend AGAINST because according to our policy, adoption of the proposal will not enhance the Company’s compensation decision-making process.
Discontinue executive perquisites	World
We generally recommend a vote AGAINST because according to our policy, the absolute elimination of perquisites granted to executives could place the Company at a competitive disadvantage when it comes to hiring, retaining, and attracting top-tier leaders.

Discontinue stock option and bonus programs	World
We generally recommend AGAINST because according to our policy, approval of the proposal would impose arbitrary limits on the compensation committee and put the Company at a competitive disadvantage compared to peers.

Discontinue the professional services allowance	World
We generally recommend AGAINST because according to our policy, it is the benefit of the Company to retain flexibility with respect to executive compensation, rather than commit to arbitrary principles which could place the Company at a competitive disadvantage in recruiting and retaining top talent.

Implement an advisory vote on executive compensation	World
We recommend FOR this Proposal, because according to our policy, an advisory vote on executive compensation helps ensure that pay practices remain fair, transparent, and aligned with shareholder interests.

Implement double triggered vesting	World
We generally recommend FOR because according to our policy, vesting of equity awards over a period of time is intended to promote long-term improvements in performance. The link between pay and long-term performance can be severed if awards pay out on an accelerated schedule. More importantly, a double trigger vesting provision would provide protection to the Company’s employees in the event of transition or change of control.

Include legal/compliance costs in adjustments	World
We recommend AGAINST this Proposal, because according to our policy, including legal and compliance costs in performance adjustments could weaken accountability by shielding management from the consequences of compliance or regulatory failures. Allowing such expenses to be adjusted out of performance metrics may distort true company performance and undermine the link between executive pay and effective risk oversight.

Include performance metrics in compensation	World		We generally recommend FOR this resolution when the company has failed our executive compensation test.
Prohibit equity vesting for government service	World
We generally recommend AGAINST the proposal, as, according to our policy, its implementation could hinder the Company’s ability to attract key employees. Additionally, it could inadvertently penalize individuals who may wish to enter or return to governmental service.

Remove tax gross-ups	World
We generally recommend AGAINST because according to our policy, it is the benefit of the Company to retain flexibility with respect to executive compensation, rather than commit to arbitrary principles which could place the Company at a competitive disadvantage in recruiting and retaining top talent. We believe that it is ultimately in the shareholders’ best interests that discretionary responsibilities for this ongoing process continue to be vested in the Board.

Report on executive compensation	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Require a shareholder vote to ratify executive or director severance pay	World
We generally recommend FOR because according to our policy, excessive executive compensation packages has been an ongoing cause of concern among shareholders and investors. While the Company argues that its severance and termination payments are reasonable, we believe that it is in the best interests of the stockholders if they ratify executive compensation in such form.  We believe that approval of this proposal will enable the stockholders to voice their views and opinions regarding the Company’s executive severance payments and will ensure decisions are in their best interests.

Require that executives retain shares	World
We generally recommend AGAINST because according to our policy, the Company’s current stock ownership requirement strikes an appropriate balance of encouraging focus on the long-term performance of the Company and the strong alignment with shareholder interests, while enabling the Company to attract and retain the best people in the industry.

Use a deferral period for compensation	World		We generally recommend AGAINST because according to our policy, the existing compensation practice already reflects alignment with the long-term performance and goals of the Company.
Use GAAP metrics for compensation	World
We generally recommend AGAINST this proposal because, in accordance with our policy, approval would impose rigid targets that could hinder the Company's ability to adapt to adjustments and fluctuations beyond its control. Additionally, using GAAP metrics in compensation could misalign the Company’s short-term financial goals with its long-term success, and increase the complexity of measuring and rewarding performance. We believe that approval of the proposal could undermine the Compensation Committee’s flexibility in determining the most appropriate metrics for the Company’s financial circumstances.

Proposals by shareholders | Directors

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Allow for the removal of directors without cause	World
We generally recommend FOR the proposal because according to our policy, allowing to remove directors without cause provides flexibility to the Company to make necessary changes to its leadership when deemed appropriate. Allowing for the removal of directors without cause ensures that the Board can effectively address issues such as performance concerns and maintain the best interests of the Company and its shareholders.

Amend the indemnification/liability provisions for directors	World
We generally recommend FOR because according to our policy, approval of the indemnification and liability provisions will enable the Company to attract, retain, and motivate its directors, whose efforts are crucial to its long-term success. By providing directors with appropriate protection against personal liability, the Company ensures that directors can make decisions in the best interests of the Company without undue concern about personal financial risks.

Change the size of the board of directors	World
We generally recommend a vote AGAINST because according to our policy, we believe that a board should ideally consist of between five and fifteen members. This size strikes an appropriate balance between meeting the Company’s needs and ensuring effective oversight.

Classify the board	World
We generally recommend AGAINST because according to our policy, staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate responsiveness to shareholders.

Create a CEO succession plan	World
We generally recommend FOR because according to our policy, a CEO succession plan would safeguard a smooth transition and alignment into a new leadership whenever the need arises, thereby ensuring continuity and shareholder confidence in the Company.

Create a key committee	World
We generally recommend FOR because according to our policy, the board of directors should establish key Board committees—namely Audit, Compensation, and Nominating committees—composed solely of independent outside directors. This structure ensures sound corporate governance practices, enhances objectivity, and strengthens the oversight of critical areas within the Company.

Create a non-key committee	World
We generally recommend AGAINST because according to our policy, implementing the proposal would not justify the administrative costs and efforts, nor would it provide a corresponding meaningful benefit to the Company’s shareholders. Moreover, we believe that the scope of committee responsibilities as requested in the proposal are already fulfilled by the board of directors.

Declassify the board	World		We generally recommend FOR when the company performance (as measured by TSR) is the bottom 20th percentile of the universe.
Decrease the required director experience / expertise / diversity	World
We generally recommend AGAINST because according to our policy, a diversified board would encourage good governance and enhance shareholder value. Bringing together a diverse range of skills and experience is necessary in building a constructive and challenging board.

Designate an independent chairman	World
We generally recommend AGAINST because according to our policy, we believe that the current Board leadership structure has been effective in the Company's sustained long-term performance. Thus, we believe that the Board should have the flexibility in determining the Board’s leadership structure rather than committing to a one-size-fits-all policy.

Elect a director to board	World
We generally recommend AGAINST because according to our policy, allowing a shareholder to elect a director to a board is not in the best interests of the Company. Instead, the board should continue to nominate directors for shareholder approval, as they possess the expertise and resources to find the most qualified candidates.

Eliminate term limits	World
We generally recommend FOR because according to our policy, elimination of term limits will help the Company to attract, retain and motivate directors who can contribute valuable insights and long-term strategic guidance. This will also ensure continuity and strengthen the Company's governance by retaining knowledgeable and capable leadership of experienced directors.

Eliminate the retirement age requirement	World
We generally recommend FOR this proposal because, in accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance, particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not necessarily correlate with returns or benefits for shareholders. Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.

Ensure compensation advisor independence	World
We generally recommend AGAINST because according to our policy, this proposal is unnecessary as existing SEC regulations already require sufficient disclosures regarding the Company’s comprehensive recoupment policies and practices.

Establish a stakeholder position to board	World
We generally recommend AGAINST because according to our policy, the current selection process, composition and skillset of the board of directors already captures stakeholder representation in the board room. As such, approval of the proposal would be redundant and duplicative.

Introduce a retirement age requirement	World
We generally recommend AGAINST this proposal because, in accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance, particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not necessarily correlate with returns or benefits for shareholders. Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.

Introduce term limits	World
We generally recommend against this proposal because, in accordance with our policy, it would not serve a useful purpose. Having experienced directors on the board is crucial for the Company’s long-term success and the enhancement of shareholder value.

Require director experience / expertise / diversity or other limits on the board	World
We generally recommend AGAINST because according to our policy, it is in the best interests of the shareholders for the board and nominating committee to manage the composition and qualifications of the board members.

Require stock ownership for directors	World
We generally recommend AGAINST because according to our policy, imposing a mandatory requirement on stock ownership for directors could potentially put the Company in a competitive disadvantage in retaining the best directors. Such a requirement might limit the Company’s ability to fully capitalize on an individual’s skills, expertise, and contributions.

Separate the chairman and CEO positions	World
We generally recommend AGAINST because according to our policy, we believe that the Board should have the flexibility in determining the Board’s leadership structure rather than committing to a one-size-fits-all policy.

Proposals by shareholders | Health, Safety, and Operations

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a paid sick leave policy	World
We generally recommend a vote AGAINST because according to our policy, approving this proposal would lead to unnecessary costs and expenses. Additionally, this policy is not universally applicable, as it would only affect the Company's non-unionized employees. In contrast, unionized employees are typically governed by collective bargaining agreements that address such matters.

Modify business operations with a high-risk country, entity, region, etc.	World
We generally recommend AGAINST because according to our policy, the company’s existing operational protocols in conflict-affected and high-risk areas already address the concerns raised in the proposal. In our view, reducing or ceasing operations in these areas could negatively impact the company’s profitability and long-term sustainability.

Reduce sales/marketing of alcohol products/services	World
We generally recommend AGAINST because according to our policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.

Reduce sales/marketing of drug products/services	World
We generally recommend AGAINST because according to our policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.

Reduce sales/marketing of gambling products/services	World
We generally recommend AGAINST because according to our policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.

Reduce sales/marketing of other products/services	World
We generally recommend AGAINST because according to our policy, approval of the proposal is unnecessary as the Company is already required to comply with applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.

Reduce sales/marketing of pornography products/services	World		We generally recommend AGAINST because according to our policy, approval of the proposal would significantly impact the Company’s business operations.
Reduce sales/marketing of tobacco/vape products/services	World
We generally recommend AGAINST because according to our policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.

Reduce sales/marketing of unhealthy foods/beverages	World
We generally recommend AGAINST because according to our policy, the Company is already addressing the issues related to the consumption of its products through its sustainability and current marketing initiatives.

Reduce sales/marketing of weapon products/services	World
We generally recommend AGAINST because according to our policy, the Company has in place extensive procedures to ensure that weapon sales are made in strict compliance with all applicable United States laws and regulations.

Report on artificial intelligence	World
We generally recommend a vote AGAINST because according to our policy, the proposed report on artificial intelligence would be an unnecessary addition to the Company’s existing efforts in AI reporting. Also, approval of the proposal would pose significant administrative costs and financial burden to the Company.

Report on content management	World
We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses. Additionally, it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on cybersecurity	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on data privacy	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on high-risk country operations	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on intellectual property transfers	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on maternal health outcomes	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on plant closure community impacts	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on product information / production	World
We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Report on product pricing/distribution	World
We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Report on public health risks	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on suppliers / partners / customers / sales	World
We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses. Additionally, it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on worker health and safety	World
We generally recommend AGAINST because, according to our policy and given the current laws and regulations that the company is already required to comply with, we do not believe the requested report would provide meaningful additional value beyond existing policies, processes, practices, and resources.

Proposals by shareholders | Human Resources and Rights

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Address fair lending	World
We generally recommend AGAINST the proposal because, according to our policy, it would not meaningfully improve the Company’s existing robust policies and risk oversight structure, nor enhance any current disclosures that provide shareholders with meaningful information on how the Company addresses and oversees risks related to discrimination. Additionally, we are concerned that such an evaluation could, in today’s highly litigious environment, inadvertently provide a roadmap for lawsuits against the Company, potentially leading to significant legal costs for shareholders in the long term.

Address income inequality	World
We generally recommend AGAINST because according to our policy, the Company’s existing compensation processes are guided by the fundamental principle that decisions are made on the basis of the individual's personal capabilities, qualifications and contributions to the Company's needs and not on gender. Moreover, given the Company’s current efforts to equal employment opportunity, we believe that approval of this proposal will accrue unnecessary costs and administrative burden to the Company.

Address labor disputes	World
We generally recommend AGAINST this proposal because, in accordance with our policy, the Company has already addressed the labor concerns raised in the proposal. As such, approval of the requested report is unnecessary and would result in significant administrative costs, diverting Company resources from more relevant and meaningful priorities.

Address sexual harassment complaints	World
We generally recommend AGAINST because according to our policy, adoption of the proposal is unnecessarily duplicative of the Company’s efforts to deter incidents of sexual harassment through its own policies and practices.

Adopt an anti-discrimination policy	World
We generally recommend AGAINST because according to our policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid requirements of the proposal.

Adopt diversity-based hiring	World
We generally recommend AGAINST because according to our policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid requirements of the proposal.

Adopt merit-based hiring	World
We generally recommend AGAINST because according to our policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid requirements of the proposal.

Become a public benefit corporation	World		We generally recommend AGAINST because according to our policy, the proposal is not necessary and is not in the best long-term interest of the Company and its shareholders.
Provide a human rights impact assessment	World
We generally recommend a vote AGAINST because, while human rights impact assessments (HRIAs) are valuable for identifying and mitigating risks, mandating rigid reporting can undermine their effectiveness. Such reporting requirements may encourage superficial compliance without meaningful human rights improvements.

Provide a report promoting DEI practices	World
We generally recommend AGAINST this proposal because, in accordance with our policy and considering the requirements that the Company already abides by with regards to equal employment opportunity, we believe its approval would impose unnecessary costs and administrative burdens on the Company.

Report on abortion policy	World
We generally recommend AGAINST because according to our policy, providing a report on a highly sensitive topic could cause divisiveness among the Company, its employees, customers and shareholders. The complexity of views drawn from reporting the policies on abortion or something similar could pose significant reputational and legal risks for the Company which could subsequently affect its operations and performance.

Report on collective bargaining/union relations	World
We generally recommend AGAINST this proposal because, in line with our policy and given the Company's compliance with applicable laws regarding freedom of association, we believe its approval would not provide additional benefits to employees or create further value for shareholders.

Report on fetal tissue use	World
We generally recommend AGAINST because according to our policy, providing a report on a highly sensitive topic could cause divisiveness among the Company, its employees, customers and shareholders. The complexity of views drawn from reporting the policies on fetal tissue use or something similar could pose significant reputational and legal risks for the Company which could subsequently affect its operations and performance.

Report on human trafficking	World
We generally recommend AGAINST because according to our policy and given the Company’s current policies which effectively articulate their long-standing support for, and continued commitment to, human rights, the proposal would be duplicative and unnecessary.

Report on in vitro fertilization	World
We generally recommend AGAINST because according to our policy, providing a report on a highly sensitive topic could cause divisiveness among the Company, its employees, customers and shareholders. The complexity of views drawn from reporting the policies on abortion or something similar could pose significant reputational and legal risks for the Company which could subsequently affect its operations and performance.

Report on prison/slave/child labor	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on sexual harassment complaints	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on the costs/risks of DEI practices	World
We generally recommend AGAINST this proposal because, in accordance with our policy, conducting a cost/benefit report or a stand-alone DEI audit by the Company or a group acting on its behalf could potentially uncover violations of regulations or laws, which could pose both legal and reputational risks. Additionally, we are concerned that such report could, in our highly litigious society, serve as a roadmap for lawsuits against the Company, potentially leading to significant costs for shareholders in the long term.

Report on worker misclassification	World		We generally recommend AGAINST because according to our policy, approval of the proposal would not create additional benefits to the employees or value for the shareholders.
Request the company cease or re-evaluate DEI activities	World
We generally recommend AGAINST this Proposal because, according to our policy, requests to cease or re-evaluate DEI activities risk undermining the significant benefits that diversity, equity, and inclusion bring to the company. Scaling back these efforts could also negatively affect talent attraction, retention, and overall company performance.

Rescind the racial equity audit	World
We generally recommend a vote AGAINST because, according to our policy, the proposed rescinding of the racial audit undermines efforts to assess the impacts of the Company’s diversity, equity, and inclusion (DEI) practices. Racial audits are essential in identifying and addressing disparities, and reversing this initiative would limit shareholders' ability to evaluate the materiality and effectiveness of the Company’s DEI efforts.

Proposals by shareholders | Legal and Compliance

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt exclusive forum bylaws	World
We generally recommend FOR because according to our policy, having an exclusive forum will allow the Company to address disputes and litigations in an exclusive jurisdiction, with familiarity of the law, and reduce the administrative cost and burden related to settlement.

Relinquish intellectual property	World
We generally recommend AGAINST because according to our policy the proposal would not meaningfully improve the Company’s disclosure and reporting policies in place but is rather duplicative of its current efforts in addressing issues with product access and pricing.

Report on concealment clauses	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on employee arbitration claims	World
We generally recommend AGAINST this proposal because, in accordance with our policy, it presents a one-size-fits-all approach that could adversely impact the Company's ability to effectively use arbitration.

Report on patent process	World
We generally recommend AGAINST because according to our policy the proposal would not meaningfully improve the Company’s disclosure and reporting policies in place and we do not believe the report would result in any additional benefit to shareholders.

Report on whistleblowers	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Proposals by shareholders | M&A / Structure

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Make a self-tender offer	World		We generally recommend AGAINST because according to our policy, the proposal is not necessary and is not in the best long-term interest of the Company and its shareholders.
Remove an antitakeover provision(s)	World
We generally recommend AGAINST because according to our policy, removal of the Company's antitakeover provisions may leave the Company vulnerable to a hostile takeover. Additionally, the current antitakeover provisions provide more time for management to consider offers and negotiate better terms.

Request an M&A / restructure	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Ratify a poison pill	World
We generally recommend a vote FOR because according to our policy, approval of the proposal will acknowledge both the advantages and inherent risks of implementing a shareholder rights plan, or poison pill. While these plans can deter hostile takeovers, they also carry the risk of management entrenchment in some cases. Ensuring that shareholders are given a voice on the advisability of such a plan is crucial to safeguarding the Company from these risks, promoting transparency, and maintaining a balance between protecting shareholder interests and preventing potential misuse of the plan.

Proposals by shareholders | Mutual Fund

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Convert the closed-end fund to an open-end fund	World
We generally recommend a vote AGAINST this proposal because, according to our policy, a closed-end fund structure tends to provide higher returns to shareholders, as the value of shares is influenced by market dynamics, which can result in trading at a premium or discount to NAV. Additionally, closed-end funds often generate higher income by utilizing leverage, making them particularly attractive to income-focused investors.

Proposals by shareholders | Other

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt MacBride Principles, Sullivan Principles, or similar	World
We generally recommend AGAINST because adoption of this proposal would be duplicative and would make the Company unnecessarily accountable to different sets of overlapping fair employment guidelines that are already covered in its policies.

Approve other company policies	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Disassociate from industry associations	World
We generally recommend AGAINST because according to our policy, companies benefit from industry associations, especially when it comes to influential policies that can directly affect businesses. As such, disassociation from such groups could potentially pose potential reputational and systemic risks that could be detrimental to the Company’s business in the long-run.

Prepare an independent third-party audit	World
We generally recommend AGAINST this proposal because, in accordance with our policy, conducting a stand-alone audit by the Company or a group acting on its behalf could potentially reveal violations of regulations and laws, which could be legally and reputationally problematic. Additionally, we are concerned that such an audit could, in our highly litigious society, provide a roadmap for lawsuits against the Company, which could result in significant costs for shareholders over the long term.

Report on another matter	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Report on key-person risk	World
We generally recommend AGAINST the proposal, because according to our policy, its approval would put the Company at a competitive disadvantage. The disclosure requested would make sensitive information publicly available, potentially undermining the execution of the Company’s business strategy and hindering the recruitment and retention of top management talent.

Reimburse proxy contest expenses	World		This proposal is considered on a case-by-case basis by the guidelines committee.

Proposals by shareholders | Politics

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on charitable contributions	World
We generally recommend AGAINST this proposal because, in accordance with our policy, the Company already carefully evaluates and reviews its charitable activities, and makes information about its corporate giving publicly available. We do not believe that implementing the proposal would justify the administrative costs and efforts, nor would it provide a meaningful benefit to the Company’s shareholders.

Report on government financial support	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on lobbying expenditures	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on partnerships with political (or globalist) organizations	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on political contributions	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on public policy advocacy	World
We generally recommend AGAINST because according to our policy and given the Company’s policies and oversight mechanisms related to its political contributions and activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes impractical and imprudent actions that would negatively affect the business and results.

Revoke a public policy endorsement	World
We generally recommend AGAINST because according to our policy, political endorsement and spending is an integral part of a business, as Companies should have a voice on policies affecting them. As such, approval of this proposal will strictly limit the Company’s flexibility in supporting the advocacies that are congruent with its business.

Support a public policy endorsement	World
We generally recommend AGAINST because according to our policy, although the Company must comply with federal, state, and local campaign finance and lobbying regulations that are currently in place, we believe that political endorsements, often in the form of contributions, increase the possibility of misalignment with corporate values which in turn could lead to reputational risks.

Proposals by shareholders | Shareholder Rights

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a fair elections/advance notice bylaw	Canada
We generally recommend FOR when the policy stipulates that nominations must be submitted no later than 30-65 days before the annual meeting and that nominations must be submitted no earlier than 30-65 days prior to the annual meeting.

Adopt a fair elections/advance notice bylaw	United States
We generally recommend FOR when the policy stipulates that nominations must be submitted no later than 60-90 days prior to the annual meeting and that nominations must be submitted no earlier than 120-150 days prior to the annual meeting.

Adopt/increase proxy access	World
We generally recommend a vote AGAINST because according to our policy, , the adoption of a "proxy access" bylaw is not a universal solution to allegations of unresponsiveness to shareholder concerns. We believe that voting decisions should be based on the governance practices and performance of individual companies. We believe that implementing this bylaw could undermine the integrity of the director election process.

Allow virtual-only shareholder meetings	World
We recommend AGAINST this Proposal, because according to our policy, virtual meetings should complement, not replace, in-person shareholder meetings, as relying solely on them may undermine transparency and shareholder participation.

Establish the right to call a special meeting	World		We generally recommend FOR if the proposal will strengthen shareholder rights (i.e. lower the threshold required to call a special meeting).
Introduce the right to act by written consent	World
We generally recommend FOR because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving shareholders the right to act independently from the management.

Oppose the right to act by written consent	World
We generally recommend AGAINST because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving the shareholders the right to act independently from the management.

Require shareholder approval for bylaw amendments	World
We generally recommend FOR because according to our policy, approval of the proposal will ensure that shareholders have a voice in revising or adopting the bylaws which could compromise their interests.

Proposals by shareholders | Voting

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a majority vote for director election	World
We generally recommend a vote FOR because according to our policy, a majority vote requirement in boardroom elections enhance director accountability to shareholders. This standard ensures that shareholder dissatisfaction with director performance has tangible consequences, transforming the election process from a mere formality into one that truly reflects shareholders' voices.

Adopt confidential voting	World		We generally recommend FOR because according to our policy, approval of the proposal will preserve the confidentiality and integrity of vote outcomes.
Approve cumulative voting	World
We generally recommend AGAINST because according to our policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.

Approve/increase supermajority voting	World
We generally recommend AGAINST because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the Company by limiting the power of shareholders who own a large stake in the entity, therefore, paving the way for a more meaningful voting outcome.

Eliminate cumulative voting	World
We generally recommend FOR because according to our policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.

Eliminate or reduce supermajority voting	World
We generally recommend FOR because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the Company by limiting the power of shareholders who own a large stake in the entity and paving the way for a more meaningful voting outcome.

Promote equal voting rights	World
We generally recommend FOR because according to our policy, a differential in voting power may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them. In order to provide equal voting right to all shareholders, we prefer that companies do not utilize multiple class capital structures.

Restrict nomination of directors	World
We generally recommend a vote FOR because, according to our policy, a simple majority requirement in director elections, combined with a mandatory resignation policy and prohibition on the renomination of directors, ensures that the election results accurately reflect shareholder sentiment. Specifically, this approach addresses situations where a director receives less than a majority of votes, aligning the election outcome with shareholder expectations and maintaining effective governance.

Tabulate proxy voting	World
We generally recommend FOR because according to our policy, adoption of proxy tabulation simplifies the voting process without compromising transparency or shareholder participation. This streamlined approach ensures that shareholder votes are accurately counted and reported, making it easier for investors to engage in the decision-making process. At the same time, it preserves the integrity and transparency of the voting process, ensuring that all shareholders have an equal opportunity to influence key decisions while promoting efficient governance practices.

IV. Policy Revisions
		Previous Recommendation	Updated Recommendation
Revision Date	12/23/2025
We generally recommend a vote AGAINST because according to our policy, the adoption of a "proxy access" bylaw is not a universal solution to allegations of unresponsiveness to shareholder concerns. We believe that voting decisions should be based on the governance practices and performance of individual companies. We believe that implementing this bylaw could undermine the integrity of the director election process.

We generally recommend FOR because according to our policy, increasing proxy access would allow shareholders to submit proposals at shareholder meetings and nominate directors to the Board, empowering them to have a more direct influence on the Company’s governance. By enabling greater shareholder participation, proxy access enhances transparency and accountability, ensuring that the Board is more responsive to shareholder concerns.

Proposer	Management
Proposal	Adopt/increase proxy access
Region(s) to Include	World
Region(s) to Exclude

V. Legal Disclaimer

DISCLAIMER © 2025 Egan-Jones Proxy Services, a division of Egan-Jones Ratings Company and/or its affiliates. All Rights Reserved. This document is intended to provide a general overview of Egan-Jones Proxy Services’ proxy voting methodologies. It is not intended to be exhaustive and does not address all potential voting issues or concerns. Egan-Jones Proxy Services’ proxy voting methodologies, as they apply to certain issues or types of proposals, are explained in more detail in reference files on Egan-Jones Proxy Services’ website – http://www.ejproxy.com. The summaries contained herein should not be relied on and a user or client, or prospective user or client, should review the complete methodologies and discuss their application with a representative of Egan-Jones Proxy Services. These methodologies have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body in the United States or elsewhere. No representations or warranties, express or implied, are made regarding the accuracy or completeness of any information included herein. In addition, Egan-Jones Proxy Services shall not be liable for any losses or damages arising from, or in connection with, the information contained herein, or the use of, reliance on, or inability to use any such information. Egan-Jones Proxy Services expects its clients and users to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document or the methodology reference files contained on http://www.ejproxy.com.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

   Thomas B. Winmill is the portfolio manager of the registrant ("Portfolio Manager").

   As of the filing date of this report, Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the registrant, Foxby Corp., and Midas Series Trust. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the investment manager and Midas Management Corporation, registered investment advisers (collectively, the “Advisers”), Midas Securities Group, Inc., a registered broker-dealer (the “Broker-Dealer”), Bexil Corporation, a holding company (“Bexil”), and Winmill & Co. Incorporated, a holding company (“Winco”). He is a Director of Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is the Portfolio Manager of the registrant, Foxby Corp., Midas Discovery, and Midas Special Opportunities. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He has been associated with the management of the registrant, either directly or through the IPC, since 2011.

  The Portfolio Manager receives compensation for his services. As of December 31, 2025, the Portfolio Manager's compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual bonuses, which may be discretionary and/or performance based, and certain prerequisites. A portion of his compensation may be deferred based on criteria established by the investment manager, or at the election of the Portfolio Manager.

   The Portfolio Manager's base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of the Portfolio Manager's annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of Bexil, an affiliate of the investment manager, or its affiliates, and (ii) the financial performance of Bexil or its affiliates. A subjective component of the Portfolio Manager’s annual bonus is based on his overall contribution to management of the investment manager and its affiliates. The Portfolio Manager may also receive an asset level bonus upon assets under management reaching certain levels. The Portfolio Manager also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

   The Portfolio Manager's compensation plan may give rise to potential conflicts of interest. The Portfolio Manager's base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios, may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for one fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for one fund or account rather than another fund or account may outperform the securities selected for the registrant. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the registrant's codes of ethics will adequately address such conflicts.

   The following table provides information relating to other (non-registrant) accounts where the Portfolio Manager is jointly or primarily responsible for day to day management as of December 31, 2025. The Portfolio Manager does not manage accounts or assets with performance based advisory fees, or other pooled investment vehicles.
Portfolio Managers		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	3	N/A	8
	Total Assets (millions):	$93	N/A	$45

   As of December 31, 2025, the dollar range of shares in the registrant beneficially owned by Thomas B. Winmill was $500,001 - $1,000,000. Mr. Thomas B. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of over $1,000,000 of the registrant's shares indirectly owned by Bexil Corporation as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities Group, Inc. Mr. Thomas B. Winmill disclaims beneficial ownership of these shares.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

	(a) Total Number of Shares (or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2024	0	N/A	N/A	N/A
Feb. 1-29, 2024	0	N/A	N/A	N/A
Mar. 1-31, 2024	0	N/A	N/A	N/A
Apr. 1-30, 2024	0	N/A	N/A	N/A
May 1-31, 2024	0	N/A	N/A	N/A
Jun. 1-30, 2024	459	$13.38	N/A	N/A
Jul. 1-31, 2024	72,338	$13.61	N/A	N/A
Aug. 1-31, 2024	0	N/A	N/A	N/A
Sep. 1-30, 2024	0	N/A	N/A	N/A
Oct. 1-31, 2024	0	N/A	N/A	N/A
Nov. 1-30, 2024	0	N/A	N/A	N/A
Dec. 1-31, 2024	0	N/A	N/A	N/A
Total	72,797	$13.61	N/A	N/A

*	Each of the purchases in the table above have been made in open-market transactions by the registered investment adviser of the registrant or its parent company or affiliate.

Item 15. Submission of Matters to a Vote of Security Holders.

   There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")), are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	No income was received by the registrant from securities lending activities in the period covered by this report. The registrant does not have a securities lending agent.

(b)	The registrant does not have a securities lending agent.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2). Attached hereto as Exhibit 99.CERT.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bexil Investment Trust

February 24, 2026	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President and Chief Executive Officer

Bexil Investment Trust

February 24, 2026	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Bexil Investment Trust

February 24, 2026	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President and Chief Executive Officer

Bexil Investment Trust

February 24, 2026	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer